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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Chicago Mercantile Exchange Holdings Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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30 South Wacker Drive
Chicago, Illinois 60606

March 10, 2003

Dear Shareholder:

        You are cordially invited to attend the 2003 Annual Meeting of Shareholders of Chicago Mercantile Exchange Holdings Inc. The meeting will be held at 3:30 p.m., Central Time, on Tuesday, April 22, 2003, in the Grand Ballroom of The Westin Chicago River North Hotel, located at 320 North Dearborn, Chicago, Illinois.

        This solicitation is being made on behalf of the Board of Directors of Chicago Mercantile Exchange Holdings Inc. This letter and the accompanying proxy statement, proxy card and Annual Report are first being mailed to shareholders on or about March 10, 2003.

        Your vote is very important. We urge you to vote by signing, dating and mailing the enclosed proxy card before the meeting, even if you plan to attend the meeting. You also may vote by telephone or over the Internet by following the instructions on the enclosed proxy card. We look forward to seeing you at the meeting.

Sincerely,

Terrence A. Duffy Chairman of the Board	James J. McNulty President and Chief Executive Officer

30 South Wacker Drive
Chicago, Illinois 60606

Notice of Annual Meeting of Shareholders

April 22, 2003

        The Annual Meeting of Shareholders of Chicago Mercantile Exchange Holdings Inc. will be held at 3:30 p.m., Central Time, on Tuesday, April 22, 2003, in the Grand Ballroom of The Westin Chicago River North Hotel, located at 320 North Dearborn, Chicago, Illinois, for the following purposes:

  1.
  to elect seven directors that we refer to as "Equity Directors" (elected by Class A and Class B shareholders voting together as a single class);

  2.
  to elect one Class B-1 director, one Class B-2 director and one Class B-3 director;

  3.
  to elect five members of the Class B-1 Nominating Committee and five members of the Class B-2 Nominating Committee;

  4.
  to approve an amendment to the Chicago Mercantile Exchange Holdings Inc. Amended and Restated Omnibus Stock Plan;

  5.
  to approve the Chicago Mercantile Exchange Holdings Inc. Annual Incentive Plan;

  6.
  to ratify the appointment of Ernst & Young LLP as our independent auditors for the 2003 fiscal year; and

  7.
  to transact any other business that properly comes before the meeting.

        You are entitled to notice of and to vote at the Annual Meeting if you were a shareholder of record of Chicago Mercantile Exchange Holdings Inc. Class A or Class B common stock at the close of business on February 26, 2003.

        Your vote is important. We urge you to vote your shares promptly, even if you plan to attend the meeting. You may vote over the Internet, by telephone or by returning the enclosed proxy card. Specific instructions on how to vote can be found on the proxy card.

        Our proxy tabulator, Computershare Investor Services, must receive any proxy that will not be delivered in person to the Annual Meeting by noon, Central Time, on Tuesday, April 22, 2003 in order for your vote to be counted.

By Order of the Board of Directors,

Kathleen M. Cronin Corporate Secretary

March 10, 2003
Chicago, Illinois

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.

30 South Wacker Drive
Chicago, Illinois 60606

Proxy Statement

GENERAL INFORMATION

When and where is the Annual Meeting?

        The Annual Meeting of Shareholders of Chicago Mercantile Exchange Holdings Inc. will be held on Tuesday, April 22, 2003, at 3:30 p.m., Central Time, in the Grand Ballroom of The Westin Chicago River North Hotel, located at 320 North Dearborn, Chicago, Illinois. In this proxy statement, we refer to Chicago Mercantile Exchange Holdings Inc. as "CME Holdings" and to Chicago Mercantile Exchange Inc. as "CME." In this proxy statement, the terms "we," "us" and "our" refer to CME Holdings and CME.

        All holders of Class A and Class B common stock on February 26, 2003, the record date for the Annual Meeting, are invited to attend the Annual Meeting. If you attend, you may be asked to present valid picture identification, such as a driver's license or passport, and, if you are not a shareholder of record, evidence from your broker that you are a shareholder and are eligible to attend the meeting. Shareholders will not be allowed to use cameras, recording devices and other electronic devices at the meeting.

What proposals are we being asked to vote on?

        Holders of all classes of Class A and Class B common stock of CME Holdings are being asked to vote on the following:

  •
  the election of seven directors that we refer to as "Equity Directors" (elected by Class A and Class B shareholders voting together as a single class);

  •
  the approval of an amendment to the CME Holdings Amended and Restated Omnibus Stock Plan to, among other things, increase the number of shares available for awards under the Plan and extend the termination date;

  •
  the approval of the CME Holdings Annual Incentive Plan; and

  •
  the ratification of our appointment of Ernst & Young LLP as our independent auditors for the 2003 fiscal year.

        Holders of Class B-1, Class B-2 and Class B-3 shares are also each being asked to vote on the election of one director for their respective class.

        In addition, holders of Class B-1 and Class B-2 shares will vote on the election of five members of the Class B Nominating Committee for their respective class, each from a slate of 10 candidates.

Who is entitled to vote?

        You may vote if you owned shares of Class A or Class B common stock of CME Holdings as of the close of business on February 26, 2003, the record date for the Annual Meeting. The table below shows how many shares of each class of our common stock were outstanding on the record date and the number of votes to which each share is entitled on the proposals on which shareholders will vote at the Annual Meeting:

Class of Common Stock	Number of Outstanding Shares	Election of Equity Directors	Election of Class B Director	Election of Class B Nominating Committee	Approval of an Amendment to the Omnibus Stock Plan	Approval of Annual Incentive Plan	Ratification of Independent Auditors
Class A	5,463,730	1	N/A	N/A	1	1	1
Class A-1	6,998,494	1	N/A	N/A	1	1	1
Class A-2	6,961,187	1	N/A	N/A	1	1	1
Class A-3	6,768,969	1	N/A	N/A	1	1	1
Class A-4	6,406,392	1	N/A	N/A	1	1	1
Class B-1	625	1	1	1	1	1	1
Class B-2	813	1	1	1	1	1	1
Class B-3	1,287	1	1	N/A	1	1	1
Class B-4	413	1	N/A	N/A	1	1	1

Why is this proxy statement being sent to me?

        We sent you these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement summarizes the information you need to vote at the Annual Meeting. On March 10, 2003, we began mailing these proxy materials to all of our holders of record of each class of Class A and Class B common stock, as of the close of business on February 26, 2003.

How do I vote?

        You may vote by proxy or in person at the Annual Meeting. If you want to vote by proxy, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage-prepaid envelope, or promptly cast your vote by telephone or over the Internet. If you plan to attend the meeting and vote in person, we will give you a ballot when you arrive.

        If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Telephone and Internet voting also will be offered to shareholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a broker's proxy card and bring it to the Annual Meeting in order to vote.

        If you vote by proxy, the individuals named on the proxy card (your proxies) will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all, some or none of the nominees for Equity Directors and, if applicable, Class B directors or Class B Nominating Committee members, and whether your shares should be voted for or against the other proposals.

        Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by completing, signing, dating and mailing the enclosed proxy card in the accompanying envelope. You may also cast your vote by telephone by calling the number on your proxy card or electronically over the Internet by going to the Web site designated on your proxy card. Voting by proxy will not affect your right to attend the meeting and vote your shares in person.

What if I return my proxy card but do not provide voting instructions?

        If you sign, date and return the proxy card without indicating your instructions on how to vote your shares, the proxies will vote your shares as follows:

  •
  "FOR" the election of the seven nominees for Equity Directors;

  •
  "ABSTAIN" from voting for Class B directors, if applicable;

  •
  "ABSTAIN" from voting for Class B Nominating Committee members, if applicable;

  •
  "FOR" the approval of the amendment to the CME Holdings Amended and Restated Omnibus Stock Plan;

  •
  "FOR" the approval of the CME Holdings Annual Incentive Plan; and

  •
  "FOR" the ratification of our appointment of Ernst & Young LLP as our independent auditors for the 2003 fiscal year.

        If any other matter is presented at the Annual Meeting, your proxies will vote in accordance with their best judgment. At the time this proxy statement went to press, we knew of no matters to be addressed at the Annual Meeting beyond those described in this proxy statement.

Can I change my mind after I vote?

        Yes, if you attend the meeting, you may change your vote at any time before the voting closes at the meeting. If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in the following ways:

  •
  You may sign and deliver another proxy with a later date;

  •
  You may vote by telephone or over the Internet at a later date;

  •
  You may deliver a written revocation to our Corporate Secretary, Kathleen M. Cronin, before the Annual Meeting; or

  •
  You may attend the meeting and vote in person.

        Your most current vote is the one that is counted. Simply attending the meeting will not automatically revoke your proxy. You must vote in person at the meeting in order to revoke your proxy.

        If you do not attend the Annual Meeting, your vote or revocation must be received by our proxy tabulator, Computershare Investor Services, by noon, Central Time, on April 22, 2003 to be counted.

Is my vote confidential?

        All proxies, ballots and tabulations that identify the vote of a particular shareholder will be kept confidential, except as necessary to allow the inspectors of election to certify the voting results or to meet legal requirements. Representatives of Computershare Investor Services, our transfer agent, will act as the inspectors of election and will count the votes.

        Comments written on proxy cards or ballots may be provided by Computershare to our Corporate Secretary, Kathleen M. Cronin, with the name and address of the shareholder. Each comment will be provided without reference to the vote of the shareholder, unless the vote is mentioned in the comment or unless disclosure of the vote is necessary in order to understand the comment. At our request, the inspectors of election may provide us with a list of shareholders who have not voted and periodic status reports on the aggregate vote. These status reports may include breakdowns of vote totals by different types of shareholders, although it is expected that we will not be able to determine how individual shareholders voted.

How many votes must be present to hold the Annual Meeting?

        Your shares will be counted as present at the Annual Meeting if you attend the meeting and vote in person, if you properly return a proxy card or if you vote by telephone or over the Internet. In order for us to conduct the meeting, shareholders possessing at least one-third of the votes entitled to be cast on a particular proposal as of February 26, 2003, must be present. This is referred to as a quorum. A quorum will exist for each of the proposals to be voted on at the Annual Meeting if the following holders are present, either in person or by proxy:

Proposal	Quorum: Presence in Person or by Proxy Required
Election of Equity Directors	Holders of at least one-third of the total number of votes entitled to be cast by all classes of Class A shares and all classes of Class B shares
Election of each Class B director	Holders of at least one-third of the total number of votes entitled to be cast by the applicable class of Class B shares
Election of Class B Nominating Committee members	Holders of at least one-third of the total number of votes entitled to be cast by the applicable class of Class B shares
Approval of the amendment to the Amended and Restated Omnibus Stock Plan	Holders of at least one-third of the total number of votes entitled to be cast by all classes of Class A shares and all classes of Class B shares
Approval of the Annual Incentive Plan	Holders of at least one-third of the total number of votes entitled to be cast by all classes of Class A shares and all classes of Class B shares
Ratification of Ernst & Young LLP as our independent auditors	Holders of at least one-third of the total number of votes entitled to be cast by all classes of Class A shares and all classes of Class B shares

        Proxies marked "withhold" or "abstain" and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs when a broker does not vote on some matter on the proxy card because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. To ensure that there will be a quorum for each of the proposals to be voted on, please vote before the Annual Meeting, and allow your shares to be represented at the meeting by your proxies. Voting before the Annual Meeting will not prevent you from voting in person at the meeting. If you vote in person at the meeting, your previous vote will be revoked automatically.

How many votes are needed to approve the various proposals?

        Each of the proposals presented at the Annual Meeting will be considered separately. Assuming that a quorum is present for the particular proposal, the following votes are required to approve the proposal:

Proposal	Vote Required to Approve
Election of Equity Directors	Seven nominees receiving the highest number of "FOR" votes from all classes of Class A and Class B common stock, voting together as a single class, will be elected
Election of each Class B director	One Class B-1 nominee, one Class B-2 nominee and one Class B-3 nominee receiving the highest number of "FOR" votes in his or her class will be elected as a Class B director for that class
Election of Class B Nominating Committee members	Five nominees receiving the highest number of "FOR" votes in their class will be elected to the Class B Nominating Committee for that class
Approval of the amendment to the Amended and Restated Omnibus Stock Plan	Must receive a "FOR" vote from holders of a majority of the shares present at the Annual Meeting
Approval of the Annual Incentive Plan	Must receive a "FOR" vote from holders of a majority of the shares present at the Annual Meeting
Ratification of Ernst & Young LLP as our independent auditors	Must receive a "FOR" vote from holders of a majority of the shares present at the Annual Meeting

        Proxies marked "withhold" or "abstain" will have the same effect as a vote against any proposal. Broker non-votes will have no effect on the outcome of any proposal.

        Under the rules of the New York Stock Exchange ("NYSE") in effect at the time this Proxy Statement was printed, if you hold your shares through a bank or broker, your broker is permitted to vote your shares on the election of the Equity Director nominees, approval of the amendment to the Omnibus Stock Plan, approval of the Annual Incentive Plan and ratification of Ernst & Young LLP as our independent auditors, even if the broker does not receive instructions from you. The NYSE has proposed changes to its rules regarding brokers' discretionary voting authority, which may limit your broker's ability to vote on the proposals relating to our Omnibus Stock Plan, unless you provide your broker with voting instructions. If these proposed changes to the NYSE rules become effective prior to the Annual Meeting, your broker may not be able to vote your shares on Proposal 3, the proposed amendment to the Omnibus Stock Plan, without receiving instructions from you.

PROPOSAL 1
ELECTION OF DIRECTORS

        Our certificate of incorporation provides that our Board of Directors be composed of 20 members. Our Board of Directors is divided into two classes, Class I and Class II, each of whose members serve for a staggered two-year term. At each Annual Meeting of Shareholders, the term of one class of directors expires, and the shareholders vote at that meeting to elect the directors nominated for that expiring class to hold office for a two-year term.

        At this year's Annual Meeting, ten Class II directors will be elected. Seven Equity Directors will be elected by all shareholders voting together as a single class. Additionally, the holders of the Class B-1 shares, Class B-2 shares and Class B-3 shares each will elect one director. Other than Mr. Miller and Ms. Savage, each of the Equity Director nominees presented in this proxy statement is currently a director. If elected, each director's term will last until the 2005 Annual Meeting of Shareholders or until he is succeeded by another qualified director who has been elected.

Nominees for Equity Directors
(Class A and Class B Shares Voting Together)

Can Vote "For" or "Withhold" for Each Candidate
Name and Age	For a Term Expiring	Background
James J. McNulty, 51	2005	Mr. McNulty was appointed to his present position as President and Chief Executive Officer with CME Holdings upon its formation in August 2001 and with CME in February 2000. He has served as an appointed director of the Boards of CME Holdings and CME since April 2002 and previously served as a non-voting member of the Board of CME from February 2000 to April 2002 and of CME Holdings from its inception on August 2, 2001 to April 2002. Mr. McNulty has over 26 years experience in global financial markets. Prior to joining CME, Mr. McNulty served as Managing Director and Co-Head of the Corporate Analysis and Structuring Team in the Corporate Finance Division at Warburg Dillon Read, an investment banking firm now known as UBS Warburg. He was a general partner with O'Connor and Associates, a futures and options trading organization and a provider of risk management technology, from 1987 to 1992. From 1984 to 1987, he was the founder and President of Hayes & Griffith Futures, Inc. He serves on the Boards of Directors of OneChicago, LLC and World Business Chicago. Mr. McNulty is also a member of the Board of Visitors of the University of Illinois at Chicago College of Liberal Arts and Sciences and a member of the Archdiocese of Chicago Finance Council.
Terrence A. Duffy, 44	2005
		Mr. Duffy has served as Chairman of CME Holdings' and CME's Boards since April 2002, has served as a director of CME Holdings since its formation on August 2, 2001 and of CME since 1995, and has been a member of our Exchange for more than 22 years. Mr. Duffy served as Vice Chairman of CME of Holdings' Board from its formation on August 2, 2001 until April 2002 and of CME's Board from 1998 until April 2002. Mr. Duffy has served as President of T.D.A. Trading, Inc. since 1981.

Daniel R. Glickman, 58	2005
		Mr. Glickman has served as a director of CME Holdings since its formation on August 2, 2001 and of CME since 2001. Since August 5, 2002, Mr. Glickman has served as Director of the Institute of Politics at Harvard University's John F. Kennedy School of Government and has been a Senior Advisor in the law firm of Akin, Gump, Strauss, Hauer & Feld, where he was a Partner from February 2001. Mr. Glickman previously served as U.S. Secretary of Agriculture from March 1995 through January 2001 and as a member of the U.S. Congress, representing a district in Kansas, from January 1977 through January 1995.
William P. Miller II, 47	2005
		Mr. Miller has been a risk management adviser for the Rockefeller Foundation, a non-profit foundation, since June 2002. From September 1996 through May 2002, Mr. Miller served as Senior Vice President and Independent Risk Oversight Officer for Commonfund Group, an investment management firm for educational institutions. Mr. Miller previously served as Director, Trading Operations and Asset Mix Management with General Motors Investment Management Corp. Mr. Miller served as a director of CME from 1999 through April 2002 and currently serves as an adviser to CME's Compensation Committee and Governance Committee. Mr. Miller is the Chairman of the Executive Committee, End-Users of Derivatives Council for the Association of Financial Professionals, is a member of the Investor Risk Steering Committee for the International Association of Financial Engineers and is an advisor to AfricaGlobal LLC. Mr. Miller is also a Chartered Financial Analyst and member of the Association of Investment Management and Research.
James E. Oliff, 54	2005
		Mr. Oliff has served as Vice Chairman of CME Holdings' and CME's Boards since April 2002, as a director of CME since 1994 and has been a member of our Exchange for more than 25 years. Mr. Oliff served as Second Vice Chairman of CME Holdings' Board from its formation on August 2, 2001 until April 2002 and of CME's Board from 1998 until April 2002. He previously served on CME's board from 1982 to 1992. Mr. Oliff has served as President and Chief Executive Officer of FFast Trade U.S., LLC, since December 2001, as Chief Operating Officer of FFastFill, Inc., an organization that provides trading and risk management software solutions, since December 2001, as Executive Director of International Futures and Options Associates since 1996, and as President of FILO Corp., a floor brokerage business, since 1982. He also served as President of LST Commodities, LLC (an introducing broker), now known as FFast Trade U.S., LLC, from 1999 until January 2002. He currently serves on the board of directors of OneChicago, LLC and is a visiting lecturer in financial market ethics at the Lemberg School of International Finance and Economics at Brandeis University, Waltham, Massachusetts.

John F. Sandner, 61	2005
		Mr. Sandner has served a Special Policy Advisor and as a director of CME Holdings since its formation on August 2, 2001. Mr. Sandner has been Special Policy Advisor to CME since 1998, a director of CME since 1978 and a member of our Exchange for more than 31 years. Previously he served as Chairman of CME's Board for 13 years. Mr. Sandner has served as President and Chief Executive Officer of RB&H Financial Services, L.P., a futures commission merchant and one of our clearing member firms, since 1985. Mr. Sandner currently serves on the board of directors of Click Commerce Inc. and as a member of that company's audit committee. He also currently serves on the board of directors of the National Futures Association.
Terry L. Savage, 58	2005
		Ms. Savage is a financial journalist, author and President of Terry Savage Productions, Ltd., which provides speeches, columns and videos on personal finance for corporate and association meetings, publications and national television programs, and networks, including CNN, NBC and PBS. Ms. Savage was a member of our Exchange from 1975 to 1980. Ms. Savage is a director of McDonald's Corporation, the Executives' Club of Chicago, Northwestern Memorial (Hospital) Foundation, Chicago's Museum of Science and Industry and Junior Achievement of Illinois.

        Your proxies will vote for each of the seven nominees for Equity Directors set forth above unless you specifically withhold authority to vote for a particular nominee. We have no reason to believe that any of the nominees listed above will be unable or unwilling to serve if elected. However, if any nominee should become unable or unwilling to serve for any reason, our Board may substitute another nominee upon recommendation of our Nominating Committee.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE SEVEN EQUITY DIRECTOR NOMINEES DESCRIBED ABOVE.

Nominees for Class B-1 Director
(Class B-1 Shares Only)

Must Select One of Two Candidates
Name and Age	For a Term Expiring	Background
Thomas A. Bentley, 47	2005	Mr. Bentley has been a member of our Exchange for more than 20 years and served as a director of CME in 1998 and 1999. Mr. Bentley has been an independent floor broker and trader since 1982.
William G. Salatich, Jr., 51	2005
		Mr. Salatich has served as a director of CME Holdings since its formation on August 2, 2001 and of CME since 1997. Mr. Salatich has been a member of our Exchange for more than 26 years. Mr. Salatich has been an independent floor broker and trader since 1975.

        OUR BOARD OF DIRECTORS IS NOT PROVIDING ANY RECOMMENDATION AS TO HOW YOU VOTE WITH RESPECT TO THE CLASS B-1 DIRECTOR NOMINEES DESCRIBED ABOVE.

Nominees for Class B-2 Director
(Class B-2 Shares Only)

Must Select One of Two Candidates
Name and Age	For a Term Expiring	Background
Richard J. Appel, 62	2005	Mr. Appel has been a member of our Exchange for more than 23 years. Mr. Appel has been an independent floor broker and trader since 1983.
David J. Wescott, 45	2005
		Mr. Wescott has been a member of our Exchange for more than 21 years. Mr. Wescott previously served as a director of CME from 1989 through 1996 and has served as President of The Wescott Group Ltd., one of our clearing firms, since 1991.

        OUR BOARD OF DIRECTORS IS NOT PROVIDING ANY RECOMMENDATION AS TO HOW YOU VOTE WITH RESPECT TO THE CLASS B-2 DIRECTOR NOMINEES DESCRIBED ABOVE.

Nominees for Class B-3 Director
(Class B-3 Shares Only)

Must Select One of Three Candidates
Name and Age	For a Term Expiring	Background
Thomas J. Esposito, 42	2005	Mr. Esposito has been a member of our Exchange for more than 17 years. Mr. Esposito has been an independent floor broker and trader since 1985.
Gary M. Katler, 56	2005
		Mr. Katler has served as a director of CME Holdings since its formation on August 2, 2001 and of CME since 1993 and has been a member of our Exchange for more than 14 years. He is currently Vice President of O'Connor & Company LLC. Previously, Mr. Katler was Head of the Professional Trading Group of Fimat USA from November 2000 to April 2002. Prior to that, Mr. Katler served as Senior Vice President of ING Barings Futures and Options Inc.
Leon C. Shender, 48	2005	Mr. Shender has been a member of our Exchange for 27 years and previously served as a director of CME from 1999 to 2001. Mr. Shender has been an independent floor broker and trader since 1976.

        OUR BOARD OF DIRECTORS IS NOT PROVIDING ANY RECOMMENDATION AS TO HOW YOU VOTE WITH RESPECT TO THE CLASS B-3 DIRECTOR NOMINEES DESCRIBED ABOVE.

Members of Our Board Not Standing for Election This Year

        Set forth below is information about our directors who are not standing for election at the Annual Meeting.

Name and Age	Term Expires	Background
Timothy R. Brennan, 61	2004	Mr. Brennan has served as a director of CME Holdings since its formation on August 2, 2001, a director of CME since 1990 and has been a member of our Exchange for more than 26 years. Mr. Brennan has been a floor broker and trader since 1974 and has also served as Executive Vice President of RB&H Financial Services, L.P., one of our clearing firms, for more than six years.
Martin J. Gepsman, 50	2004
		Mr. Gepsman has served as Secretary of CME Holdings' Board since its formation on August 2, 2001 and Secretary of CME's Board since 1998. He has served as a director of CME since 1994 and has been a member of our Exchange for more than 18 years. Mr. Gepsman has been an independent floor broker and trader since 1985.
Scott Gordon, 50	2004
		Mr. Gordon has served as a director of CME Holdings since its formation on August 2, 2001 and of CME since 1982 and has been a member of our Exchange for more than 25 years. Mr. Gordon served as Chairman of CME Holdings from its formation on August 2, 2001 until April 2002 and as Chairman of CME from 1998 to April 2002, as Vice Chairman from 1995 to 1997 and as Secretary from 1984 to 1985 and 1988 to 1994. Mr. Gordon has been President, Chief Operating Officer and director since 1999 of Tokyo-Mitsubishi Futures (USA), Inc., one of our clearing firms, wholly owned by the Bank of Tokyo-Mitsubishi, Ltd. He previously served as that firm's Executive Vice President and director. He is also a member of the Commodity Futures Trading Commission's Global Markets Advisory Committee and the Advisory Committee to the Illinois Institute of Technology Center for the Study of Law and Financial Markets. Mr. Gordon is a director of the Institute for Financial Markets.
Bruce Johnson, 60	2004
		Mr. Johnson has served as a director of CME Holdings since its formation on August 2, 2001 and of CME since 1998 and has been a member of our Exchange for more than 30 years. He has been an independent trader since December 19, 2002. Mr. Johnson has served as President, Director and part owner of Packers Trading Company, Inc., a former futures commission merchant and former clearing firm, since 1969. He is also a director of Eco Technology Inc., Nettle Creek Standard Bred Farm, Inc., Smoke Rise Ranch Co., River Basin Ranch Co. and Johnson OK LLC.

Patrick B. Lynch, 37	2004
		Mr. Lynch has served as Treasurer of CME Holdings' Board and CME's Board since April 2002 and as a director of CME Holdings since its formation on August 2, 2001 and of CME since 2000. He has been a member of our Exchange since 1990 and an independent trader for more than 12 years.
Leo Melamed, 70	2004
		Mr. Melamed has served as an elected director, Chairman Emeritus and Senior Policy Advisor of CME Holdings and CME since April 2002. Mr. Melamed previously served as a non-voting director and Senior Policy Advisor of CME Holdings' Board since its formation on August 2, 2001 and as Chairman Emeritus, Senior Policy Advisor and a non-voting director of CME's Board. Mr. Melamed previously served as an elected and appointed board member for 26 years. He served as Chairman of CME from 1969 until 1972 and founding Chairman of the International Monetary Market from 1972 until its merger with our Exchange in 1977. Mr. Melamed served as Special Counsel to CME's board from 1977 until 1991 and Chairman of our Exchange's Executive Committee from 1985 until 1991. He has been a member of our Exchange for more than 45 years. From 1993 to 2001, he served as Chairman and Chief Executive Officer of Sakura Dellsher, Inc., a former clearing firm of our Exchange, and he currently serves as Chairman and Chief Executive Officer of Melamed & Associates, a global consulting group. He is also a member of the Commodity Future's Trading Commission's Global Markets Advisory Committee and currently serves on the board of directors of OneChicago, LLC.
John D. Newhouse, 57	2004
		Mr. Newhouse has served as a director of CME Holdings since its formation on August 2, 2001 and of CME since 1996 and also previously served as a director of CME from 1980 to 1985 and 1987 to 1988. Mr. Newhouse has been a member of our Exchange for more than 26 years and a floor broker and trader since 1975. He is currently President of John F. Newhouse & Company, and he also served as President of Euro Spread Brokers, a broker association filling orders in Eurodollars, from 1981 to 2000. He currently trades for his own account. He is a director of John F. Newhouse & Company and Gator Trading Company.

Myron S. Scholes, 61	2004
		Mr. Scholes has served as a director of CME Holdings since its formation on August 2, 2001 and of CME since 2000. He is Chairman of Oak Hill Platinum Partners and Managing Partner of Oak Hill Capital Management. Mr. Scholes is the Frank E. Buck Professor of Finance, Emeritus, at Stanford University's Graduate School of Business and a 1997 Nobel Laureate in Economics. He was formerly a limited partner and principal of Long Term Capital Management from 1993 until 1998. Mr. Scholes is also a Director of Dimensional Fund Advisors Mutual Funds, the American Century Mutual Funds and Intelligent Markets.
William R. Shepard, 56	2004
		Mr. Shepard has served as Second Vice Chairman of CME Holdings and CME since April 2002 and as a director of CME Holdings since its formation on August 2, 2001. Mr. Shepard has served as a director of CME since 1997 and has been a member of our Exchange for more than 28 years. Mr. Shepard is founder and President of Shepard International, Inc., a futures commission merchant.
Howard J. Siegel, 46	2004
		Mr. Siegel has served as a director of CME Holdings since its formation on August 2, 2001 and of CME since 2000 and has been a member of our Exchange for more than 25 years. Mr. Siegel has been an independent trader since 1977.

MEETINGS OF OUR BOARD AND BOARD COMMITTEES

        Our Board held 24 meetings during 2002. In addition to meetings of the full Board, some directors also attended meetings of Board committees on which they serve. Each incumbent director attended at least 75% of the Board meetings and meetings of committees of which he was a member during the 2002 fiscal year, except for Mr. Scholes. The Board of Directors has eight standing committees — Executive, Audit, Board Steering, Compensation, Electronic Transition, Governance, Marketing and Public Relations Advisory and Nominating. Set forth below is a brief summary of each committee, its members and the number of meetings it held during 2002.

Name of Committee and Members		Committee Functions	Number of Meetings During 2002
Executive
Terrence A. Duffy, Chairman Martin J. Gepsman Scott Gordon Patrick B. Lynch James J. McNulty	Leo Melamed James E. Oliff John F. Sandner William R. Shepard	• Exercises the authority of the Board when the Board is not in session, except in cases where action of the entire Board is required by our charter, bylaws or applicable law.	9
Audit
John W. Croghan, Chairman Patrick B. Lynch	John F. Sandner Verne O. Sedlacek	• Recommends to the Board the selection of the independent auditors.

•    Reviews the quarterly and annual financial statements and audit results and reports, including management comments and recommendations.

•    Reviews the results and scope of audits and other services provided by our independent auditors.

•    Reviews accounting and internal control procedures and policies.

•    Reviews risk exposure of actual or threatened litigation.

•    Reviews significant accounting policies, estimates, audit adjustments and other matters as required.

		• Reviews and approves any non-audit services by our independent auditors in accordance with our Non-Audit Services Policy.	24
Board Steering
Leo Melamed, Chairman Terrence A. Duffy Martin J. Gepsman Scott Gordon Yra G. Harris	Patrick B. Lynch James J. McNulty James E. Oliff John F. Sandner William R. Shepard	• Reviews management recommendations regarding strategic, business, legislative and regulatory policy determinations. • Reviews goals and priorities for the Chief Executive Officer and Executive Vice President and Chief Administrative Officer.	30

Compensation
William R. Shepard, Chairman Terrence A. Duffy Martin J. Gepsman Daniel R. Glickman		• Recommends compensation for officers, determines employee compensation policy, oversees the design and administration of our employee benefit plans and monitors performance against previously established objectives.	14
Electronic Transition
James E. Oliff, Chairman William R. Shepard Timothy R. Brennan Yra R. Harris	John D. Newhouse Myron S. Scholes Howard J. Siegel	• Oversees our Exchange's policies and programs to assist members in the transition to electronic trading.	12
Governance
John F. Sandner, Chairman Terrence A. Duffy Martin J. Gepsman Daniel R. Glickman	Scott Gordon Gary M. Katler Leo Melamed	• Develops and recommends to the Board governance principles. • Oversees policies, practices and procedures in the area of corporate governance.	10
Marketing and Public Relations Advisory
William G. Salatich, Jr., Chairman Gary M. Katler	John F. Sandner Howard J. Siegel	• Reviews and provides advice regarding marketing, branding, advertising and corporate communications policies and programs.	20
Nominating
William R. Shepard, Chairman Martin J. Gepsman Leo Melamed	Myron S. Scholes Howard J. Siegel	• Reviews qualifications of potential candidates for Equity Directors. • Recommends to the Board the Equity Director nominees for election by the shareholders or appointment by the Board, as the case may be.	3

        The Nominating Committee considers Equity Director nominees recommended by shareholders if the recommendations are submitted in writing, accompanied by a description of the proposed nominee's qualifications and other relevant biographical information and evidence of consent of the proposed nominee to serve as a director if elected. Recommendations should be addressed to the Nominating Committee, in care of Kathleen M. Cronin, Corporate Secretary, Chicago Mercantile Exchange Holdings Inc., 30 South Wacker Drive, Chicago, Illinois 60606.

DIRECTORS' COMPENSATION AND BENEFITS

        Each non-executive director, other than Messrs. Duffy, Melamed and Sandner, receives an annual stipend of $25,000. Each non-executive director also receives a meeting attendance fee of $1,500 for each regular meeting of the Board that he attends, excluding special administrative meetings. Non-executive directors also receive a fee of $1,000 for each Board committee meeting, meeting of special Board hearing committees, which are appointed as needed, and functional committee meetings that they attend. Functional committees include the arbitration, business conduct, market regulation oversight, membership, probable cause, pit supervision and trading floor operations committees. Three of our directors also received a fee of $1,000 per meeting for approximately 85 meetings in which they participated with investors during our initial public offering in 2002, subject to a maximum fee of $50,000 per director. Our directors are reimbursed for travel expenses incurred in connection with the performance of their duties as members of our Board of Directors. Mr. McNulty does not receive any additional compensation for his service on our Board of Directors.

        Our Chairman, Mr. Duffy, receives an annual stipend of $350,000, plus reimbursement of other Board-related expenses. Our Chairman Emeritus and Senior Policy Advisor, Mr. Melamed, and our Special Policy Advisor, Mr. Sandner, each receive an annual stipend of $200,000. Our Chairman Emeritus and Senior Policy Advisor is also entitled to reimbursement of up to $150,000 annually for non-travel expenses. These expenses relate to his duties as a director and advisor, such as office and secretarial expenses. The stipends and expense reimbursement paid to our Senior Policy Advisor and Special Policy Advisor are paid in respect of the significant time and effort these advisors devote to their work as directors above that demanded of other directors who do not serve in a similar role. The stipends and expense reimbursements of our Senior Policy Advisor and Special Policy Advisor are subject to the review and approval of our Board on an annual basis.

EXECUTIVE OFFICERS

        The following table sets forth information with respect to our executive officers. Each of the executive officers holds the same position with respect to the operations of both CME and CME Holdings.

Name and Age	Position	Background
James J. McNulty, 51	President and Chief Executive Officer	Mr. McNulty was appointed to his present position with CME Holdings upon its formation in August 2001 and with CME in February 2000. He has served as an appointed director of the Boards of CME Holdings and CME since April 2002 and previously served as a non-voting member of the Board of CME from February 2000 to April 2002 and of CME Holdings from its inception on August 2, 2001 to April 2002. Mr. McNulty has over 26 years experience in global financial markets. Prior to joining CME, Mr. McNulty served as Managing Director and Co-Head of the Corporate Analysis and Structuring Team in the Corporate Finance Division at Warburg Dillon Read, an investment banking firm now known as UBS Warburg. He was a general partner with O'Connor and Associates, a futures and options trading organization and a provider of risk management technology, from 1987 to 1992. From 1984 to 1987, he was the founder and President of Hayes & Griffith Futures, Inc. He serves on the Boards of Directors of OneChicago, LLC and World Business Chicago. Mr. McNulty is also a member of the Board of Visitors of the University of Illinois at Chicago College of Liberal Arts and Sciences and a member of the Archdiocese of Chicago Finance Council.
Craig S. Donohue, 41	Executive Vice President and Chief Administrative Officer
Mr. Donohue was appointed to his present position with CME Holdings and CME in October 2002. Prior to that, he served as Managing Director and Chief Administrative Officer of CME Holdings from its formation on August 2, 2001 and of CME from April 2001, when his title was changed from Managing Director, Business Development and Corporate/Legal Affairs of CME, which he had held since March 2000. He had also previously served as Senior Vice President and General Counsel of CME from October 1998 to March 2000. Prior to that, Mr. Donohue served as Vice President, Division of Market Regulation, from 1997 to 1998 and Vice President and Associate General Counsel of CME from 1995 to 1997.

Phupinder Gill, 42	Managing Director and President, Clearing House Division and GFX
Mr. Gill was appointed to his present position with CME Holdings upon its formation in August 2001 and with CME in March 2000. Prior to that, he served as President of CME's Clearing House Division from July 1998 to March 2000, Senior Vice President of the Clearing House Division from May 1997 to July 1998 and Vice President from May 1994 to May 1997. Mr. Gill has held numerous other positions with CME since 1988.
David G. Gomach, 44	Managing Director and Chief Financial Officer
Mr. Gomach was appointed to his present position with CME Holdings upon its formation in August 2001 and with CME in March 2000. He previously served as Senior Vice President and Chief Financial Officer of CME from December 1997 to March 2000, Vice President, Administration and Finance, and Chief Financial Officer of CME from June 1997 to December 1997 and Vice President, Administration and Finance of CME from December 1996 to June 1997. Mr. Gomach is a certified public accountant.
Scott L. Johnston, 39	Managing Director and Chief Information Officer
Mr. Johnston was appointed to his present position with CME Holdings upon its formation in August 2001 and with CME in April 2000. Prior to joining CME, he served as Managing Director in the Information Technology Division at UBS Warburg, an investment banking firm, from 1998 to 2000. Mr. Johnston also served as that firm's Executive Director in the Foreign Exchange/Interest Rate Technology Division from 1996 to 1997 and as Director in the Foreign Exchange Division from 1994 to 1996.
Eileen Beth Keeve, 49	Managing Director, Organizational Development
Ms. Keeve was appointed to her present position with CME Holdings and with CME in November 2002. She previously served as Director, Human Resources, from March 2000 to November 2002 and as Vice President of Human Resources from July 1994 to March 2000.
James R. Krause, 54	Managing Director, Operations and Enterprise Computing
Mr. Krause was appointed to his present position with CME Holdings upon its formation in August 2001 and with CME in April 2001. He previously served as Managing Director, Enterprise Computing, from March 2000 to April 2001. Prior to that, he served as Senior Vice President, Enterprise Computing, from January 1999 to March 2000, Senior Vice President, Systems Development, from May 1998 to January 1999 and Vice President, Systems Development, from August 1990 to May 1998.

Satish Nandapurkar, 39	Managing Director, Products and Services
Mr. Nandapurkar was appointed to his present position with CME Holdings upon its formation in August 2001 and with CME in April 2001, when his title was changed from Managing Director, e-Business, of CME, which he had held since March 2000. Prior to joining CME, Mr. Nandapurkar served as Head of Strategic Solutions for OptiMark Technologies. He also served as Managing Director and Global Head of Foreign Exchange Options for Bank of America in Chicago from 1997 to 1999, Managing Director and Head of Structured Equity Products Trading at Deutsche Bank Morgan Grenfell from 1996 to 1997 and Managing Director and Global Head of Exotic Options and Quantitative Methodologies for Swiss Bank Corporation in London from 1994 to 1996.
Nancy W. Goble, 49	Managing Director and Chief Accounting Officer
Ms. Goble was appointed to her present position with CME Holdings and with CME in February 2002. She previously served as Director and Controller of CME Holdings from August 2001 to February 2002 and of CME from July 2000 to February 2002. Ms. Goble also served as Associate Director and Assistant Controller of CME from October 1997 to July 2000. Prior to joining CME, Ms. Goble was Senior Vice President and Chief Financial Officer with Richard Ellis Inc., a commercial real estate firm, from 1993 until 1997. Ms. Goble is a certified public accountant.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

        The following table shows, as of February 20, 2003, the amount of common stock beneficially owned by each of our directors and Equity Director nominees and by each executive officer named in the Summary Compensation Table on page 36 of this Proxy Statement, and by all directors, Equity Director nominees and executive officers as a group. In general, "beneficial ownership" includes those shares over which a person has the power to vote, or the power to transfer, and stock options that are currently exercisable or will become exercisable within 60 days of February 20, 2003. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Beneficial Ownership Table

	Class A			Class B
Percent of Vote as a Single Class(2)
Name(1)	Number of Shares	Class	Percent of Class	Number of Shares	Class	Percent of Class
James J. McNulty(3)	1,190 487,031 487,031 487,023 486,898	A A-1 A-2 A-3 A-4	* 6.52 6.55 6.73 7.08%	— — — —	B-1 B-2 B-3 B-4	* * * *	5.65%
Terrence A. Duffy(4)	1,190 4,525 4,525 4,525 4,523	A A-1 A-2 A-3 A-4	* * * * *	1 — — 1	B-1 B-2 B-3 B-4	* * * *	*
Timothy R. Brennan(5)	— 6,025 6,025 6,025 6,022	A A-1 A-2 A-3 A-4	* * * * *	1 — 1 1	B-1 B-2 B-3 B-4	* * * *	*
John W. Croghan(6)	1,190 4,500 4,500 4,500 4,499	A A-1 A-2 A-3 A-4	* * * * *	1 — — —	B-1 B-2 B-3 B-4	* * * *	*
Martin J. Gepsman(7)	1,190 1,525 1,525 1,525 1,523	A A-1 A-2 A-3 A-4	* * * * *	— — 1 1	B-1 B-2 B-3 B-4	* * * *	*
Daniel R. Glickman(8)	420 — — — —	A A-1 A-2 A-3 A-4	* * * * *	— — — —	B-1 B-2 B-3 B-4	* * * *	*

Scott Gordon(9)	— 21,025 21,025 21,025 21,017	A A-1 A-2 A-3 A-4	* * * * *	2 2 2 1	B-1 B-2 B-3 B-4	* * * *	*
Yra G. Harris(10)	— 7,500 7,500 7,500 7,497	A A-1 A-2 A-3 A-4	* * * * *	— 2 1 —	B-1 B-2 B-3 B-4	* * * *	*
Bruce F. Johnson	1,190 4,525 4,525 4,525 4,523	A A-1 A-2 A-3 A-4	* * * * *	1 — — 1	B-1 B-2 B-3 B-4	* * * *	*
Gary M. Katler(11)	— 1,500 1,500 1,500 1,499	A A-1 A-2 A-3 A-4	* * * * *	— — 1 —	B-1 B-2 B-3 B-4	* * * *	*
Patrick B. Lynch	1,190 3,000 3,000 3,000 2,999	A A-1 A-2 A-3 A-4	* * * * *	— 1 — —	B-1 B-2 B-3 B-4	* * * *	*
Leo Melamed	1,290 3,000 3,000 3,000 2,999	A A-1 A-2 A-3 A-4	* * * * *	— 1 — —	B-1 B-2 B-3 B-4	* * * *	*
William P. Miller II	— — — — —	A A-1 A-2 A-3 A-4	* * * * *	— — — —	B-1 B-2 B-3 B-4	* * * *	*
John D. Newhouse(12)	— 10,525 10,525 10,525 10,520	A A-1 A-2 A-3 A-4	* * * * *	— 3 1 1	B-1 B-2 B-3 B-4	* * * *	*

James E. Oliff(13)	1,190 3,025 3,025 3,025 3,023	A A-1 A-2 A-3 A-4	* * * * *	— 1 — 1	B-1 B-2 B-3 B-4	* * * *	*
William G. Salatich, Jr.(14)	1,190 4,525 4,525 4,525 4,523	A A-1 A-2 A-3 A-4	* * * * *	1 — — 1	B-1 B-2 B-3 B-4	* * * *	*
John F. Sandner	1,290 25,525 25,525 25,525 25,515	A A-1 A-2 A-3 A-4	* * * * *	3 2 4 1	B-1 B-2 B-3 B-4	* * * *	*
Terry L. Savage(15)	200 — — — —	A A-1 A-2 A-3 A-4	* * * * *	— — — — —	B-1 B-2 B-3 B-4	* * * *	*
Myron S. Scholes	— — — — —	A A-1 A-2 A-3 A-4	* * * *	— — — —	B-1 B-2 B-3 B-4	* * * *	*
Verne O. Sedlacek	— — — — —	A A-1 A-2 A-3 A-4	* * * * *	— — — —	B-1 B-2 B-3 B-4	* * * *	*
William R. Shepard(16)	1,190 9,025 9,025 9,025 9,021	A A-1 A-2 A-3 A-4	* * * * *	1 1 1 1	B-1 B-2 B-3 B-4	* * * *	*
Howard J. Siegel	— 10,500 10,500 10,500 10,497	A A-1 A-2 A-3 A-4	* * * * *	2 — 1 — —	B-1 B-2 B-3 B-4	* * * *	*

Craig S. Donohue(17)	1,190 10,000 10,000 10,000 10,000	A A-1 A-2 A-3 A-4	* * * * *	— — — —	B-1 B-2 B-3 B-4	* * * *	*
Phupinder Gill(17)	570 10,000 10,000 10,000 10,000	A A-1 A-2 A-3 A-4	* * * * *	— — — —	B-1 B-2 B-3 B-4	* * * *	*
Scott L. Johnston(17)	1,190 10,000 10,000 10,000 10,000	A A-1 A-2 A-3 A-4	* * * * *	— — — —	B-1 B-2 B-3 B-4	* * * *	*
David G. Gomach(17)	1,190 10,000 10,000 10,000 10,000	A A-1 A-2 A-3 A-4	* * * * *	— — — —	B-1 B-2 B-3 B-4	* * * *	*
Directors, Equity Director nominees and Executive Officers as a group (30 persons)(18)	19,530 668,081 668,081 668,073 667,898	A A-1 A-2 A-3 A-4	* 8.87 8.92 9.15 9.63%	13 13 13 10	B-1 B-2 B-3 B-4	2.08 1.60 1.01 2.42%	7.75%

*
Less than 1%.

(1)
The address for all persons listed in the table is Chicago Mercantile Exchange Holdings Inc., 30 South Wacker Drive, Chicago, Illinois 60606.

(2)
Other than with respect to the election of Class B directors and some matters relating to trading rights associated with Class B shares, holders of both classes of common stock will vote together as a single class on all matters to be presented for a vote of shareholders, unless otherwise required by law.

(3)
Mr. McNulty's Class A-1, Class A-2, Class A-3 and Class A-4 shares represent the shares that Mr. McNulty could acquire if he exercised the vested portion of an option he received in February 2000. The number of shares is presented to the nearest whole number that could be received based upon the value of the option at February 20, 2003. The option was vested with respect to 80% of the shares subject thereto as of February 7, 2003. The option vests with respect to the remaining 20% of the shares subject thereto on February 7, 2004. The total number of shares is determined assuming Mr. McNulty satisfies the exercise price in cash and CME Holdings elects to settle the option entirely with shares of Class A common stock. The terms of the option are described in the section of this Proxy Statement entitled "Executive Compensation—McNulty Employment Agreement." As of February 20, 2003, Mr. McNulty had not exercised the option.

(4)
Includes 25 Class A-1, 25 Class A-2, 25 Class A-3 and 24 Class A-4 shares and one Class B-4 share to which Mr. Duffy shares joint ownership and has voting power.

(5)
Includes 1,500 Class A-1, 1,500 Class A-2, 1,500 Class A-3 and 1,499 Class A-4 shares and one Class B-3 share held through Brennan Enterprises, an S Corporation of which Mr. Brennan is the owner. Also includes 25 Class A-1, 25 Class A-2, 25 Class A-3, and 24 Class A-4 shares and one Class B-4 share as to which Mr. Brennan shares joint ownership, but over which he does not have voting power.

(6)
Includes 4,500 Class A-1, 4,500 Class A-2, 4,500 Class A-3 and 4,499 Class A-4 shares and one Class B-1 share held in a trust over which Mr. Croghan exercises voting and investment power.

(7)
Includes 25 Class A-1, 25 Class A-2, 25 Class A-3, and 24 Class A-4 shares and one Class B-4 share as to which Mr. Gepsman shares joint ownership and has voting power.

(8)
Includes 420 Class A shares held in an irrevocable trust over which Mr. Glickman exercises voting and investment power.

(9)
Includes 3,000 Class A-1, 3,000 Class A-2, 3,000 Class A-3, and 2,999 Class A-4 shares held in a trust over which Mr. Gordon has investment and voting power. Also includes 18,025 Class A-1, 18,025 Class A-2, 18,025 Class A-3, 18,018 Class A-4, two Class B-1, two class B-2 and two Class B-3 shares and one Class B-4 share which are owned by Tokyo-Mitsubishi Futures (USA), Inc. over which he exercises voting power. Mr. Gordon disclaims beneficial ownership of the shares owned by Tokyo-Mitsubishi Futures (USA), Inc.

(10)
Includes 3,000 Class A-1, 3,000 Class A-2, 3,000 Class A-3, and 2,999 Class A-4 shares and one Class B-2 share which are not owned by Mr. Harris, but which are held in his name and over which he exercises voting power. Mr. Harris disclaims beneficial ownership of these shares.

(11)
Includes 1,500 Class A-1, 1,500 Class A-2, 1,500 Class A-3 and 1,499 Class A-4 shares and one Class B-3 share that are held in the name of Mary J. O'Connor but over which Mr. Katler has been granted voting power at this year's Annual Meeting. Mr. Katler disclaims beneficial ownership of these shares.

(12)
Includes 25 Class A-1, 25 Class A-2, 25 Class A-3 and 24 Class A-4 shares and one Class B-4 share as to which Mr. Newhouse shares joint ownership and has voting power. Also includes 10,500 Class A-1, 10,500 Class A-2, 10,500 Class A-3 and 10,496 Class A-4 shares, three Class B-2 shares and one Class B-3 share owned by John F. Newhouse & Company, which is owned by Mr. Newhouse.

(13)
Includes 25 Class A-1, 25 Class A-2, 25 Class A-3, and 24 Class A-4 shares and one Class B-4 share as to which Mr. Oliff shares joint ownership, but over which he does not have voting power. Excludes 4,500 Class A-1, 4,500 Class A-2, 4,500 Class A-3 and 899 Class A-4 shares and one Class B-1 share and 3,000 Class A-1, 3,000 Class A-2, 3,000 Class A-3 and 599 Class A-4 shares and one Class B-2 share held through two trusts in the names of each of his parents. Mr. Oliff has no voting or ownership power over these trusts, and he disclaims beneficial ownership for the shares held in trust.

(14)
Includes 25 Class A-1, 25 Class A-2, 25 Class A-3, and 24 Class A-4 shares and one Class B-4 share as to which Mr. Salatich shares joint ownership, but over which he does not have voting power.

(15)
Includes 200 shares held in the Terry Savage Productions, Ltd. Retirement Plan and Trust.

(16)
Includes 25 Class A-1, 25 Class A-2, 25 Class A-3, and 24 Class A-4 shares and one Class B-4 share as to which Mr. Shepard shares joint ownership and has voting power.

(17)
Messrs. Gill's, Donohue's, Johnston's and Gomach's Class A-1, Class A-2, Class A-3 and Class A-4 shares represent shares that each of them could acquire if they exercised the vested portion of the option each of them received in May 2001.

(18)
Includes an aggregate of 547,631 Class A-1, 547,631 Class A-2, 547,623 Class A-3 shares and 547,498 Class A-4 shares that could be acquired upon the exercise of the vested portions of options held by members of the group and 200 restricted Class A-1, 200 restricted Class A-2, 200 restricted Class A-3 and 200 restricted Class A-4 shares held by two members of the group.

PROPOSAL 2
ELECTION OF CLASS B NOMINATING COMMITTEES

        Our bylaws provide that holders of Class B shares have the right to elect the members of their respective Class B Nominating Committees. The Class B Nominating Committees are not committees of our Board of Directors and serve only to nominate the slate of directors for their respective classes. Each Class B Nominating Committee is composed of five members who serve for a term of one year. The existing Committee members are responsible for selecting 10 candidates to stand for election as members of a particular Class B Nominating Committee. At the Annual Meeting, holders of Class B-1 shares and holders of Class B-2 shares will be asked to vote on the election of five members to their respective Class B Nominating Committees. Since there will not be any director elected by the holders of the Class B-3 shares at the 2004 Annual Meeting, the Nominating Committee for the Class B-3 shares will not be selected until the 2004 Annual Meeting.

Nominees for Class B-1 Nominating Committee
(Class B-1 Shares Only)

Select Only Five of 10 Candidates
Name and Age	Member Since	Background
Jeffrey R. Carter, 40	1988	Independent floor trader and holder of Class B-1and B-3 shares.
Michael J. Downs, 46	1981	Independent floor trader and holder of a Class B-1 share.
Larry S. Fields, 52	1979	Independent floor trader and holder of a Class B-1 share.
John C. Garrity, 57	1974	Independent floor trader and holder of Class B-1, B-3 and B-4 shares.
Donald A. Huizinga, 47	1977	Independent floor trader and holder of a Class B-1 share.
Larry Katz, 44	1985	Independent floor trader and holder of a Class B-1 share.
Lonnie Klein, 58	1972	Independent floor trader and holder of Class B-1, B-2, B-3 and B-4 shares.
David J. Klusendorf, 38	1987	Independent floor trader and holder of a Class B-1 share.
William F. Kulp, 61	1978	Independent floor trader and holder of Class B-1, B-3 and B-4 shares.
Kevin P. Tunney, 47	1986	Independent floor trader and holder of Class B-1 and B-4 shares.

        OUR BOARD OF DIRECTORS IS NOT PROVIDING ANY RECOMMENDATION AS TO HOW YOU VOTE WITH RESPECT TO THE CLASS B-1 NOMINATING COMMITTEE NOMINEES DESCRIBED ABOVE.

Nominees for Class B-2 Nominating Committee
(Class B-2 Shares Only)

Select Only Five of 10 Candidates
Name and Age	Member Since	Background
Samuel T. Bailey, 35	1993	Independent floor trader and holder of a Class B-2 share
Denis P. Duffey, 66	1975	Independent floor trader and holder of Class B-2 and B-3 shares.
Richard J. Duran, 54	1979	Independent floor trader and holder of a Class B-2 share.
William J. Higgins, 45	1985	Independent floor trader and holder of a Class B-2 share.
Michael T. Klemke, 50	1982	Independent floor trader and holder of Class B-2 and B-3 shares.
Donald J. Lanphere, Jr., 45	1984	Independent floor trader and holder of Class B-2 and B-1 shares.
Frank N. Morgan, 50	1993	Managing Director of HSBC Securities, Inc. in Chicago. a registered floor broker and qualified in the IMM division.
Michael P. Mullins, 45	1983	Independent floor trader and holder of a Class B-2 share.
Steven D. Peake, 35	1993	Independent floor trader and holder of a Class B-2 share.
James P. Shannon, 33	1989	Independent floor trader and holder of Class B-2 and B-3 shares.

        OUR BOARD OF DIRECTORS IS NOT PROVIDING ANY RECOMMENDATION AS TO HOW YOU VOTE WITH RESPECT TO THE CLASS B-2 NOMINATING COMMITTEE NOMINEES DESCRIBED ABOVE.

PROPOSAL 3
APPROVAL OF THE AMENDMENT
TO THE CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.
AMENDED AND RESTATED OMNIBUS STOCK PLAN

        Through its Amended and Restated Omnibus Stock Plan (the "Plan"), CME Holdings has utilized stock options and restricted stock awards as a key part of its overall compensation strategy for employees, including executive officers and other key employees since our demutualization in 2000. Awards under the Plan may be granted only to employees of CME Holdings and its subsidiaries and may not be granted to non-employee members of our Board of Directors. As of December 31, 2002, we had only 109,797 shares available under the Plan for future grants. Additionally, the Plan was scheduled to expire on February 7, 2003, eliminating our ability to utilize stock options, restricted stock awards and other awards as part of our compensation strategy for employees.

        On February 5, 2003, our Board of Directors amended the Plan to extend the termination date for the Plan from February 7, 2003 to June 30, 2007 and to increase the number of shares of Class A common stock reserved under the Plan by 1,300,000 shares from 2,745,975 shares to 4,045,975 shares, along with several other minor modifications to the Plan (the "Amendment"), subject to shareholder approval. The Amendment is necessary in order to permit us to continue utilizing stock options and other equity awards as part of our compensation strategy for all employees, including executive officers but excluding non-employee members of our Board of Directors. The Amendment will enable us to continue the purposes of the Plan by providing additional incentives to attract and retain qualified and competent employees. This would be in keeping with our overall compensation philosophy, which attempts to place equity in the hands of our employees in an effort to further instill shareholder considerations and values in the actions of such employees. If shareholders do not approve the Amendment, we will not be able to make further grants to employees under the Plan.

        Our Board considered a number of factors prior to making a decision to amend the Plan and recommend approval of the Amendment to our shareholders, including evaluating the proposed increase in the number of shares available for future grant in light of current public company practices with respect to stock compensation. The Board considered the stock compensation practices of other companies that have recently completed an initial public offering and public companies in various industry groups. Taking into account the proposed increase in the number of shares available for awards under the Plan, approximately 4.0% of our common stock will be reserved for issuance under our Plan. Based on information prepared by the Board's compensation consultants, the Board believes that the percentage of outstanding shares subject to outstanding awards and reserved for issuance under the Plan is less than the percentage of shares subject to outstanding awards and reserved for issuance in general industry companies, commercial banks, technology companies and diversified financial and brokerage companies. Additionally, the Board believes the Plan, as amended, will allow us to provide reasonable equity incentives to our employees, although the resulting dilution will be significantly less than the potential dilution for the comparable groups described in the prior sentence. The full text of the Plan, including the Amendment, is attached to this Proxy Statement as Exhibit A.

        If approved by shareholders at the Annual Meeting, the following specific sections of the Plan will be amended to provide as follows:

  •
  In Section 4.1 of the Plan, the first two sentences will be deleted in their entirety and replaced by the following:

        "Subject to adjustment as provided in Section 4.3, 4,045,975 Shares shall be available for grants of Awards under the Plan. The maximum number of Shares with respect to which Options or SARs or a combination thereof may be granted during any Fiscal Year to any person shall be 500,000, subject to adjustment as provided in Section 4.3."

  •
  In Section 10.2 of the Plan, the first sentence will be deleted in its entirety and replaced by the following:

        "The Plan shall, subject to Section 10.1 (regarding the Board's right to amend or terminate the Plan), terminate on June 30, 2007."

        Additionally, the Plan will be amended to clarify that the settlement of stock options will be only in common stock, clarify the limits on awards to any one individual in a one-year period, provide that participants in the Plan may designate a beneficiary in the event of their death and modify certain definitions. The remainder of the language of the Plan will not be changed.

Awards Under the Plan

        Since we intend to grant stock options or other awards from time to time to a number of employees and officers, it is not possible at this time to indicate the number, names or positions of employees who will receive future stock options or other awards or the number of shares of common stock for which stock options or other awards will be granted to any employee or non-employee director under the Plan. In fiscal year 2002, there were (i) no stock options or shares of restricted stock granted to our Chief Executive Officer or any of the next four most highly compensated executive officers; (ii) 14,000 options and no shares of restricted stock granted to the executive officers as a group and (iii) 13,000 options and no shares of restricted stock granted to all employees, other than executive officers, as a group.

Description of the Plan

        The following summary of the Plan is qualified in its entirety by reference to the complete text of the Plan, including the Amendment, a copy of which is attached to this Proxy Statement as Exhibit A. Other than the amendments described above, the material terms and conditions of the Plan will not change.

        The purpose of the Plan is to further our growth and profitability by increasing incentives and encouraging share ownership on the part of our employees

Shares Reserved Under the Plan

        As amended, the number of shares of common stock that may be issued or awarded under the Plan shall not exceed 4,045,975, subject to adjustment in the event of stock dividends, stock splits, combination of shares, recapitalizations or other changes in the outstanding common stock. The shares issuable under the Plan may be drawn from either authorized but previously unissued shares of common stock or from reacquired shares of common stock, including shares purchased by us in the open market and held as treasury shares.

Administration of the Plan

        The Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has, among other powers, the exclusive power to administer and interpret the Plan and to grant awards under the Plan. The Compensation Committee's authority includes determining the types of awards to be granted and selecting award recipients from among persons eligible to participate in the Plan and determining the extent of their participation.

Awards Under the Plan

        Stock Options.    The Compensation Committee may grant options qualifying as incentive stock options under the Internal Revenue Code of 1986 and/or nonqualified stock options. At the time the option is granted, the Compensation Committee will determine the number of shares subject to the option, the exercise (or purchase) price per share, the period during which the option may be exercised and the restrictions and conditions on and to that exercise. However, the exercise price of each option will be at least equal to the fair market value of our common stock on the date of grant, and the term of an incentive stock option may not exceed 10 years from the date of grant. Options granted after the date of the Amendment may be settled only in common stock.

        Stock Appreciation Rights.    The Compensation Committee may grant stock appreciation rights ("SARs") either separately or in conjunction with an award of stock options. The term, exercisability and other provisions of a SAR will be fixed by the Compensation Committee. SARs generally allow the grantee to realize the appreciation in the shares of our Class A common stock subject to the grant over the life of the award. Payment of a SAR may be made in cash, shares or a combination of both at the discretion of the Compensation Committee. If a SAR granted in combination with an underlying stock option is exercised, the right under the underlying option to purchase shares would terminate.

        Stock Awards.    The Compensation Committee may also award shares of our Class A common stock either as a restricted share award or as a bonus award that is not subject to restriction. With respect to restricted shares, the Compensation Committee shall fix the restrictions and the restriction period applicable to each restricted share award. The recipient of a restricted share award will be unable to dispose of the shares prior to the expiration of the restriction period. Unless otherwise determined by the Compensation Committee, during this period, the recipient will be entitled to vote the shares and receive any regular cash dividends on such shares. Each stock certificate representing a restricted share award will be required to bear a legend giving notice of the restrictions in the grant. Subject to adjustment as provided in the Plan, no individual may receive stock awards with respect to more than 500,000 shares of common stock in any fiscal year.

        Performance Share Awards.    The Compensation Committee may grant Performance Awards under which payment may be made in shares of our Class A common stock (including restricted shares), a combination of shares and cash or cash. Such awards will be paid if our performance meets certain goals established by the Compensation Committee during an award period. The Compensation Committee, in its discretion, will determine the performance goals, the length of an award period and the manner and medium of payment of each Performance Award. In order to receive payment, a grantee must remain in the employ of CME Holdings or any of its subsidiaries until the completion of the award period, except that the Compensation Committee may provide complete or partial exceptions to that requirement as it deems equitable. Subject to adjustment as provided in the Plan, no individual may receive performance share awards with respect to more than 500,000 shares of our Class A common stock in any fiscal year.

        Upon a change in control as defined in, and subject to certain limitations under, the Plan, all outstanding awards will vest, become immediately exercisable or payable or have all restrictions lifted as may apply to the type of award granted.

Eligible Participants

        Employees of CME Holdings or any of its subsidiaries are eligible to be granted awards under the Plan. There are currently approximately 1,200 such employees.

Transferability

        Unless otherwise determined by the Compensation Committee, awards under the Plan are nontransferable. The Committee, in its sole discretion, may provide for transferability of particular awards under the Plan. Otherwise, awards will not be transferable by a participant other than by will or the laws of descent and distribution.

Term of the Plan

        The Plan was effective as of February 7, 2000 and, upon approval of the Amendment, will terminate on June 30, 2007, unless terminated earlier by the Board of Directors or extended by the Board with the approval of the shareholders.

Federal Income Tax Consequences

        Stock Options.    The grant of an incentive stock option or a nonqualified stock option will not result in income for the grantee or in a deduction for CME Holdings. The exercise of a nonqualified stock option will result in ordinary income for the grantee and a deduction for CME Holdings measured by the difference between the option price and the fair market value of the shares received at the time of exercise. The exercise of an incentive stock option will not result in income for the grantee if the grantee (i) does not dispose of the shares within two years after the date of grant or one year after the transfer of shares upon exercise and (ii) is an employee of CME Holdings or a subsidiary from the date of grant until three months before the exercise date. If these requirements are met, the basis of the shares upon later disposition will be the option price. Any gain will be taxed to the employee as long-term capital gain, and CME Holdings would not be entitled to a deduction. The excess of the market value on the exercise date over the option price is an item of tax preference, potentially subject to the alternative minimum tax.

        If the grantee disposes of the shares prior to the expiration of either of the holding periods, the grantee will recognize ordinary income, and we will be entitled to a deduction equal to the lesser of the fair market value of the shares on the exercise date minus the option price or the amount realized on disposition minus the option price. Any gain in excess of the ordinary income portion will be taxable as long-term or short-term capital gain.

        Restricted Share Awards.    The grant of Restricted Shares should not result in income for the grantee or in a deduction for CME Holdings for federal income tax purposes, assuming the shares transferred are subject to restrictions resulting in a "substantial risk of forfeiture." If there are not such restrictions, the grantee will recognize ordinary income upon receipt of the shares. Dividends paid to the grantee while the stock remained subject to restriction will be treated as compensation for federal income tax purposes. At the time the restrictions lapse, the grantee will receive ordinary income, and we will be entitled to a deduction measured by the fair market value of the shares at the time of lapse.

        SARs and Performance Awards.    The grant of a SAR or a Performance Award will not result in income for the grantee or in a deduction for CME Holdings. Upon the exercise of an SAR or the receipt of shares or cash under a Performance Award, the grantee will recognize ordinary income, and we will be entitled to a deduction measured by the fair market value of the shares plus any cash received.

        Section 162(m).    The Plan is intended to provide performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, which generally limits the deduction by an employer for compensation of certain covered officers. Under Section 162(m), certain compensation, including compensation based on the attainment of performance goals, may be disregarded for purposes of this deduction limit if certain requirements are met. Among the requirements for compensation to qualify for this exception is that the material terms pursuant to which the compensation is to be paid be disclosed to and approved by the shareholders in a separate vote prior to the payment. If the Amendment is approved by shareholders, compensation paid pursuant to the Plan will be able to qualify as performance-based compensation (provided the other conditions of Section 162(m) relating to performance-based compensation are satisfied).

Other Information

        The Board may amend the Plan as it deems advisable subject to the requirements of applicable law and other regulatory requirements, including those imposed by the New York Stock Exchange.

Vote Required to Approve the Plan

        A favorable vote of a majority of votes present is necessary for approval of the Plan. Proxies marked "withhold" or "abstain" will have the same effect as a vote against the proposal. Broker non-votes will have no effect on the outcome of the proposal.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE CHICAGO MERCANTILE EXCHANGE HOLDINGS INC. AMENDED AND RESTATED OMNIBUS STOCK PLAN.

PROPOSAL 4
APPROVAL OF THE
CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.
ANNUAL INCENTIVE PLAN

        The CME Holdings Annual Incentive Plan was adopted by the Board of Directors on February 5, 2003, subject to shareholder approval. The purpose of seeking shareholder approval of the Annual Incentive Plan is to allow awards made under the Annual Incentive Plan to qualify for the performance-based exclusion from the deduction limitations under Section 162(m) of the Internal Revenue Code ("Section 162(m)"). Section 162(m) generally disallows deductions for publicly held corporations with respect to compensation in excess of $1 million paid to a corporation's chief executive officer and the corporation's four other most highly compensated executive officers. However, compensation payable solely on account of attainment of one of more performance goals is not subject to the deduction limitation if: (i) the performance goals are objective, pre-established and determined by a committee comprised solely of two or more outside directors; (ii) the material terms of the performance goals under which the compensation is to be paid are disclosed to the shareholders and approved by a majority vote; and (iii) the committee certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid.

        The Board of Directors believes that adoption of the Annual Incentive Plan is necessary to meet our objectives of securing, motivating and retaining officers and other employees of CME Holdings and its subsidiaries. The principal features of the Annual Incentive Plan are described below. A copy of the full text of the Annual Incentive Plan is attached to this Proxy Statement as Exhibit B.

Description of the Principal Features of the Annual Incentive Plan

        Purpose.    The purpose of the Annual Incentive Plan is to align the interests of our management with those of the shareholders of CME Holdings by encouraging management to achieve goals intended to increase shareholder value. An additional purpose of the Annual Incentive Plan is to serve as a qualified performance-based compensation program under Section 162(m), in order to preserve our tax deduction for compensation paid under the Annual Incentive Plan to our most senior executive officers.

        Administration.    The Annual Incentive Plan is administered by the Compensation Committee of the Board of Directors, which consists solely of "outside directors" within the meaning of Section 162(m).

        Eligibility.    The Annual Incentive Plan provides that any employee of CME Holdings or its subsidiaries who is selected by the Compensation Committee may participate in the Annual Incentive Plan for the designated plan year. There are currently approximately 1,200 employees of CME Holdings and its subsidiaries.

        Performance Factors.    The Annual Incentive Plan provides that the Compensation Committee will determine the criteria and objectives ("Performance Factors") that must be met during the applicable performance period in order for a participant to earn an award under the Annual Incentive Plan. These Performance Factors may include gross margin, operating margin, revenue growth, free cash flow, operating cash flow, earnings per share, economic value added, cash-flow return on investment, net income, total shareholder return, return on investment, return on equity, return on assets or any increase or decrease of one or more of the foregoing over a specified period. The Performance Factors may relate to the performance of CME Holdings or that of a subsidiary, any portion of the business, product line, or a combination of the foregoing and may be expressed on an aggregate, per share or per unit basis. The Performance Factors may be expressed in terms of attaining a specified level of the particular criteria, the attainment of a percentage increase or decrease in the particular criteria, or may be applied relative to a market index, a group of other companies or their subsidiaries, business units or product lines. Performance Factors may include minimum, target and maximum levels of performance.

        Maximum Bonuses.    No participant may receive an award under the Annual Incentive Plan in excess of $2,500,000 in any calendar year.

        Limitation on Compensation Committee's Discretion.    The Compensation Committee does not have the authority to increase the amount of the award payable upon attainment of a Performance Factor, but the Compensation Committee may, in its discretion, reduce or eliminate the amount payable to such an individual.

        Certification of Performance Goal Attainment.    Before any awards for a particular year can be paid, the Compensation Committee must certify the extent to which Performance Factors and any other material terms of the Annual Incentive Plan were satisfied.

        Amendments/Termination of the Annual Incentive Plan.    The Annual Incentive Plan may be amended or terminated by the Board of Directors, provided that no amendment of the Annual Incentive Plan may be made without the approval of shareholders if shareholder approval is required in order for awards under the plan to continue to qualify for the performance-based compensation exception to Section 162(m).

        Benefits under the Annual Incentive Plan.    Because the individual benefits that may be earned under the Annual Incentive Plan will be determined by the Compensation Committee, benefits to be paid under the Annual Incentive Plan are not determinable at this time.

Vote Required to Approve the Annual Incentive Plan

        A favorable vote of a majority of votes present is necessary for approval of the Annual Incentive Plan. Proxies marked "withhold" or "abstain" will have the same effect as a vote against the proposal. Broker non-votes will have no effect on the outcome of the proposal.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE CHICAGO MERCANTILE EXCHANGE HOLDINGS INC. ANNUAL INCENTIVE PLAN.

PROPOSAL 5
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        Our Board of Directors, acting on the recommendation of the Audit Committee, has appointed Ernst & Young LLP to serve as our independent auditors for the fiscal year ending December 31, 2003. Ernst & Young LLP served as our independent auditors for the fiscal year ended December 31, 2002.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR THE 2003 FISCAL YEAR.

Audit Fees

        The aggregate fees billed or expected to be billed by Ernst & Young LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2002 and for the review of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year were $285,000.

Financial Information Systems Design and Implementation Fees

        Ernst & Young LLP did not bill us for any fees for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2002.

All Other Fees

        The aggregate fees billed or expected to be billed by Ernst & Young LLP for professional services rendered to us, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended December 31, 2002 were $725,300.

        Representatives of Ernst & Young LLP will be present at the annual meeting, will be available to respond to appropriate questions and may make a statement if they so desire. If the appointment of Ernst & Young LLP is not ratified by our shareholders, our Board of Directors will consider appointing other independent auditors based on the recommendation of the Audit Committee.

Change in Independent Auditors

        On May 15, 2002, our Board of Directors adopted the recommendation of our Audit Committee that Arthur Andersen LLP be dismissed as our independent auditors. Effective May 15, 2002, our Board of Directors, based upon a recommendation of our Audit Committee, retained Ernst & Young LLP as our independent auditors to audit our consolidated financial statements for the year ending December 31, 2002. Ernst & Young LLP was subsequently retained to audit our consolidated financial statements for each of the three years in the period ended December 31, 2001.

        During the two most recent fiscal years ended December 31, 2001, and through May 15, 2002, there were no disagreements between us and Arthur Andersen on any matter of accounting principles, financial statement disclosure or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the matter of the disagreement in connection with their reports. The audit reports of Arthur Andersen on our consolidated financial statements as of and for the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were these opinions qualified or modified as to uncertainty, audit scope or accounting principles.

        During our two most recent fiscal years ended December 31, 2001, and through May 15, 2002, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        During our two most recent fiscal years ended December 31, 2001, and during the interim period through May 15, 2002, we did not consult with Ernst & Young LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees the company's financial reporting process on behalf of the Board of Directors. The Audit Committee consists of four independent directors determined in accordance with the listing standards of the New York Stock Exchange. Its duties and responsibilities are set forth in the Audit Committee Charter adopted by the Board of Directors and included in the proxy statement for the 2002 Annual Meeting of Shareholders.

        As set forth in more detail in the Audit Committee Charter, the primary responsibilities of the Audit Committee fall into three broad categories:

  •
  to serve as an independent and objective party to monitor the financial reporting process and internal control system;

  •
  to review and appraise the audit efforts of the independent auditors and internal auditing department; and

  •
  to provide an open avenue of communication among the independent auditors, financial and senior management, the internal auditing department and the Board of Directors.

        The Audit Committee, during the course of each fiscal year, devotes the attention that it deems necessary and appropriate to each of the matters assigned to it under the Audit Committee Charter. To carry out its responsibilities, the Audit Committee met 24 times during fiscal year 2002 and three times during 2003 in regards to fiscal year 2002.

        In the course of fulfilling its responsibilities, the Audit Committee has:

  •
  reviewed and discussed with management and the independent auditors all financial statements prior to their issuance and any significant accounting issues and been advised by management that all financial statements were prepared in accordance with generally accepted accounting principles;

  •
  reviewed and discussed with management the Audit Committee Charter;

  •
  discussed with representatives of our independent auditors, Ernst & Young LLP, the matters required to be discussed pursuant to Statement on Auditing Standards ("SAS") No. 61, "Communication with Audit Committees" and SAS No. 90, "Audit Committee Communications";

  •
  received the written disclosures and the letter from our independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees";

  •
  discussed with the independent auditors their independence from CME Holdings and management; and

  •
  considered whether the provision by the independent auditors of non-audit services is compatible with maintaining their independence.

        Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2002 be included in CME Holdings' Annual Report on Form 10-K for that year.

        Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The independent auditors are responsible for auditing those financial statements. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including matters regarding auditor independence. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors.

                      The Audit Committee—Fiscal Year 2002

                      John W. Croghan, Chairman
                      Patrick B. Lynch
                      John F. Sandner
                      Verne O. Sedlacek

EXECUTIVE COMPENSATION

        The following table sets forth information on compensation earned by our Chief Executive Officer and each of the next four most highly compensated executive officers. In this Proxy Statement, we refer to these executives as our Named Executive Officers. Each table is presented in the format that the Securities and Exchange Commission has established for the disclosure of executive compensation. The Summary Compensation Table details the salary and bonus earned by and the stock options and restricted stock awards granted to each Named Executive Officer during each of the last three fiscal years. The Year-end Option Values table reflects certain information regarding vested and unvested stock options held by the Named Executive Officers as of December 31, 2002, and the value of those options as of that date. Since there were no option or SAR grants to the Named Executive Officers in 2002, a table is not included for Option/SAR Grants in Last Fiscal Year.

Summary Compensation Table

Long-Term Compensation Awards Securities Underlying Options/SARs(#)
Annual Compensation
Name and Principal Position							All Other Compensation(1)
	Year	Salary		Bonus
James J. McNulty President and Chief Executive Officer	2002 2001 2000	$1,000,000 1,000,000 865,385		$500,000 892,500 1,000,000	0 0 2,560,912	(2)	$352,800 268,462 2,100,500
Phupinder S. Gill Managing Director and President, Clearing House Division	2002 2001 2000	417,600 417,600 416,923		375,000 700,000 200,000	0 100,000 0		177,344 107,344 101,616
Craig S. Donohue Executive Vice President and Chief Administrative Officer	2002 2001 2000	305,385 250,000 249,654	(3)	350,000 500,000 350,000	0 100,000 0		128,022 96,500 67,473
Scott L. Johnston Managing Director and Chief Information Officer	2002 2001 2000	250,000 250,000 162,185		400,000 775,000 800,000	0 100,000 0		145,750 102,751 16,904
David G. Gomach Managing Director and Chief Financial Officer	2002 2001 2000	235,000 234,231 213,270		350,000 440,000 90,000	0 100,000 0		106,250 57,103 50,040

(1)
All Other Compensation details for 2002:

	401(k) Contribution	Pension Contribution	Supplemental Plan(4)	SERP Contribution(5)	Total
Mr. McNulty	$10,000	$16,000	$175,400	$151,400	$352,800
Mr. Gill	10,000	12,000	65,936	89,408	177,344
Mr. Donohue	10,000	12,000	41,592	64,430	128,022
Mr. Johnston	10,000	10,000	43,750	82,000	145,750
Mr. Gomach	10,000	12,000	30,250	54,000	106,250
(2)
Gives effect to our reorganization as if it occurred on December 31, 2000. As a result of the reorganization, we issued additional Class A shares in an amount approximately equal to the Class A share equivalents previously embedded in the Class B shares. In addition, Mr. McNulty's option agreement was amended in 2002 to provide that the exercise of the option could only be satisfied with Class A shares, cash or a combination of both. The number of shares indicated represents the Class A shares required to satisfy the entire option at December 31, 2002, based on the value of the option at that date, assuming that exercise price is paid in cash and only Class A shares are used to satisfy the option.

(3)
Effective October 9, 2002, Mr. Donohue's annual salary was increased to $550,000.

(4)
The items included under "Supplemental Plan" are: a 401(k) make-whole; a pension make-whole; and a discretionary bonus make-whole. A 401(k) make-whole is a company paid contribution for highly compensated individuals who have exceeded statutory contribution limits imposed by the provisions of our qualified 401(k) savings plan. A pension make-whole is a company paid contribution for highly compensated individuals who have exceeded statutory contribution limits imposed by our qualified pension plan. A discretionary bonus make-whole is a company paid contribution of up to 2% of the employee's annual salary, for highly compensated individuals who have exceeded the compensation limit identified in Section 401A of the Internal Revenue Code.

(5)
SERP Contribution refers to our Supplemental Executive Retirement Plan, a non-qualified defined contribution plan for highly compensated senior officers.

Option Values at December 31, 2002(1)

Name		Number of Securities Underlying Unexercised Options at Fiscal Year End Exercisable/Unexercisable(#)	Value of Unexercised In-The-Money Options at Fiscal Year End Exercisable/Unexercisable(2)
Mr. McNulty(3)	Tranche A Tranche B	768,273/512,182 768,274/512,183	$20,438,505/$13,625,670 $13,886,364/$9,257,576	(4) (4)
Mr. Gill(5)	Class A	40,000/60,000	$866,400/$1,299,600
Mr. Donohue(5)	Class A	40,000/60,000	$866,400/$1,299,600
Mr. Johnston(5)	Class A	40,000/60,000	$866,400/$1,299,600
Mr. Gomach(5)	Class A	40,000/60,000	$866,400/$1,299,600

(1)
No options were exercised during 2002.

(2)
The option values were calculated based on the closing price of our Class A common stock on December 31, 2002 (the last business day of the fiscal year) of $43.66, less the option exercise price, multiplied by the number of shares. An option is in-the-money if the market value of the common stock subject to the option is greater than the exercise price.

(3)
Mr. McNulty's stock option is divided into two tranches. Each tranche of the option entitles Mr. McNulty to purchase up to 2.5% of all classes of our common stock that were issued upon our demutualization. Mr. McNulty's option was vested with respect to 60% of the shares covered by the option at December 31, 2002. On February 7, 2003, Mr. McNulty's option vested with respect to an additional 20% of the shares covered by the option. The remaining 20% will vest on February 7, 2004, subject to acceleration or termination in certain circumstances. For additional information regarding the terms of Mr. McNulty's stock option, please see the section of this Proxy Statement entitled "Executive Compensation — McNulty Employment Agreement."

(4)
Mr. McNulty's option value at December 31, 2002 was based on the excess of the estimated value of the option over the option exercise price for each tranche of the option. The estimated value of the Class B shares included in Mr. McNulty's option generally represents the last sales price of each Class B share, if a sale occurred within the last 15 business days preceding December 31, 2002. If no sale occurred within that time period, the average of the bid and offer at December 31, 2002 was used to value each of the Class B shares. The share prices used to calculate the estimated option value at December 31, 2002 were as follows: Class A $43.66; Class B-1 $420,000; Class B-2 $399,000; Class B-3 $296,000; Class B-4 $29,500.

(5)
Messrs. Gill, Donohue, Johnston and Gomach were granted their options on May 7, 2001. These options vest over a four-year period, with 40% vesting one year after the grant date and 20% vesting on that same date in each of the following three years, subject to acceleration or termination in certain circumstances. As of December 31, 2002, these options were each 40% vested.

Equity Compensation Plan Information

        The following table sets forth information regarding outstanding options and shares reserved for future issuance as of December 31, 2002.

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options		Weighted-average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders(1)	27,000		$35.00	109,797
Equity compensation plans not approved by security holders(1)	3,645,312	(2)	$21.52	0
Total	3,672,312		$21.62	109,797

(1)
The Plan is our only equity compensation plan. Prior to our reorganization, CME issued options under the Chicago Mercantile Exchange Omnibus Stock Plan, which was not approved by CME shareholders. In connection with our reorganization, CME, as the sole stockholder of CME Holdings, approved the assumption by CME Holdings of the Chicago Mercantile Exchange Omnibus Stock Plan. After the reorganization, the plan was amended and restated as the CME Holdings Amended and Restated Omnibus Stock Plan. Options issued prior to the sole shareholder approval are listed in the table above as being made under an equity compensation plan not approved by security holders and options issued after such time are listed above as being made under an equity compensation plan approved by security holders.

(2)
Includes 2,560,912 shares of Class A common stock that may be issued to Mr. McNulty pursuant to the terms of his option based on the value of the option at December 31, 2002, assuming Mr. McNulty satisfied the exercise price in cash and CME Holdings elects to settle the option entirely with shares of Class A common stock. For additional information regarding Mr. McNulty's stock option, please see the section of this Proxy Statement entitled "Executive Compensation—McNulty Employment Agreement."

McNulty Employment Agreement

        In February 2000, we entered into an employment agreement with Mr. McNulty to serve as our President and Chief Executive Officer. The agreement was amended effective December 31, 2002. Under the agreement, Mr. McNulty will receive a minimum annual base salary of $1.0 million. He is also eligible for an annual incentive bonus based upon the achievement of goals set by our Board of Directors, which bonus may not exceed the lesser of $1.5 million or 10% of our net income. The agreement provides that Mr. McNulty will be eligible to participate in the benefit plans available generally to our senior officers, including our Senior Management Supplemental Deferred Savings Plan and Supplemental Executive Retirement Plan and certain other non-qualified benefit plans as disclosed in the Summary Compensation Table.

        Mr. McNulty also has been granted a non-qualified stock option, which is designed to reward him for increasing our value after the commencement of his employment. The exercise price of the option is fixed at an aggregate of $54.6 million, based on the estimated value of the exchange on February 7, 2000, the date of grant, which was estimated to be approximately $874 million. The option was granted prior to the time of the demutualization when the company had no shares of common stock outstanding. The value of the company was determined by multiplying the average sale price in the previous six months for each membership class by the number of memberships in each class. Exchange memberships were used to determine the value of the exchange as it was anticipated that these memberships would be converted to common stock as part of the planned demutualization. Mr. McNulty's option is divided into two tranches, each representing 2.5% of each class of our common stock at the time of our demutualization on November 13, 2000 and adjusted for our holding company reorganization on December 3, 2001, representing an aggregate of 5.0% of each class of common stock outstanding. Upon exercise, Tranche A of the option would enable Mr. McNulty to realize 2.5% of the increase above our valuation on February 7, 2000, and Tranche B would enable him to realize 2.5% of any increase in excess of 150% of our valuation on February 7, 2000. Mr. McNulty may exercise one tranche independent of the other. However, Mr. McNulty may only exercise for a percentage of all shares in a tranche. We may elect to issue solely shares of our Class A common stock or cash or any combination of Class A common stock and cash upon any exercise of the option by Mr. McNulty.

        The agreement provides that the number of shares and exercise price of a class of common stock subject to the option must be adjusted as a result of an equity restructuring, such as a stock dividend, spin-off, stock split, rights offering or recapitalization through a special, large nonrecurring dividend that causes the market value per share of the stock underlying the option to decrease or increase. The agreement further provides that a large nonrecurring dividend will be deemed to have been paid in the event that a nonrecurring cash dividend has been paid that is 1.5 or more times the prior calendar year's S&P 500 average dividend yield. The amount of the adjustment will equal the excess of the amount of the nonrecurring dividend less such 1.5 times measure. The option was adjusted to include 5% of the additional Class A shares issued in connection with our reorganization.

        The option expires and is no longer exercisable following the date that is the earlier of (a) the 10-year anniversary of the grant date, (b) the date on which Mr. McNulty is notified of his termination for cause, (c) in the event of death, following payment to Mr. McNulty's estate in accordance with the terms of the employment agreement, or (d) 180 days after Mr. McNulty terminates his employment without good reason. The option may be exercised only as to the portion of the option that has vested. The option vested with respect to 40% of the shares subject thereto on February 7, 2001 and with respect to an additional 20% on each of February 7, 2002 and February 7, 2003. The option will vest with respect to the remaining 20% on February 7, 2004, subject to acceleration in the event of the following: (i) a termination by us of his agreement without cause or due to Mr. McNulty's death or permanent disability, (ii) a termination of the agreement by Mr. McNulty for "good reason", (iii) upon the expiration of the original term of the agreement or (iv) upon a change in control and termination as described below. The option is non-transferable except with the written consent of the Compensation Committee of our Board of Directors.

        Mr. McNulty may exercise the option by delivering to us written notice of the percentage of shares covered by the option with respect to which the option is being exercised, accompanied by full payment of the exercise price for such shares. The exercise price of the shares purchased must be paid in full by any of the following methods, or any combination thereof, selected by Mr. McNulty: (i) in cash; (ii) in Class A common stock valued at its fair market value on the date of exercise; (iii) in Class B common stock valued at its fair market value on the date of exercise; (iv) in cash by a broker-dealer to whom Mr. McNulty has submitted an exercise notice consisting of a fully endorsed option; (v) by agreeing to surrender a portion of the option then exercisable, valued at the fair market value of the shares covered by the option, minus the exercise price for such shares; or (vi) by directing us to withhold such number of shares otherwise issuable upon exercise of the option having an aggregate fair market value on the date of exercise equal to the exercise price of the option. Shares of Class A common stock distributed pursuant to exercise of the option are transferable by Mr. McNulty, subject to his being required to hold shares of Class A common stock with a fair market value equal to not less than three times his annual base salary while he remains employed by us as CEO.

        The agreement terminates on December 31, 2003, unless sooner terminated by us or Mr. McNulty. We may terminate the agreement pursuant to its terms due to Mr. McNulty's death or disability, or with or without cause. In addition, Mr. McNulty may terminate the agreement at any time after one year upon 90 days written notice. He may also terminate the agreement for "good reason" if our principal place of business is relocated outside of the Chicago metropolitan area, if we fail, after notice, to pay the agreed-upon compensation or benefits or if he is demoted or his responsibilities are significantly diminished. The agreement provides that, in the event of a termination without cause by us, Mr. McNulty shall be entitled to receive his base salary for the remainder of the original term plus one-third of the maximum annual incentive bonus he would have received during such time. The agreement also provides that, in the event that Mr. McNulty terminates his employment after the first year on less than 90 days written notice, other than following one of the matters previously described as "good reason," we may set off against any amounts otherwise owed to him a sum equal to his daily salary for each day his notice of termination is less than 90 days. If Mr. McNulty's employment is terminated because of his death or disability, he or his beneficiary will continue to receive the base salary for six months following that termination. In the event of his death or disability, his option will vest and his estate will have the right to exercise the option through the end of the term of the option.

        The agreement also provides that, if within two years of a "change in control" (as defined in the agreement), Mr. McNulty is terminated by us or he terminates the agreement as a result of the occurrence of one of the matters described previously as "good reason," any unvested portion of his non-qualified stock option would immediately vest and generally become exercisable for a one-year period following termination of employment. In addition, in such event, Mr. McNulty will be entitled to a payment equal to two times his base salary plus one and one-third times the maximum incentive bonus for which he would have been eligible for the remaining term of the agreement, provided that the severance payments may not exceed $8 million. The payments due to Mr. McNulty would be subject to reduction to the extent that a reduction would increase the net, after-tax amount of the payment retained by Mr. McNulty giving effect to the application of the excess parachute excise tax imposed by Section 4999 of the Internal Revenue Code.

Donohue Employment Agreement

        In November 2002, we entered into an employment agreement with Mr. Donohue to serve as our Executive Vice President and our Chief Administrative Officer. Under the agreement, Mr. Donohue will receive a minimum annual base salary of no less than $550,000. Any bonus during the term of the agreement will be provided at our sole discretion. The agreement provides that Mr. Donohue is entitled to insurance, vacation and other employee benefits commensurate with his position in accordance with our policies for executives in effect from time to time.

        The agreement terminates on December 31, 2004, unless sooner terminated by us or Mr. Donohue. We may terminate the agreement pursuant to its terms due to Mr. Donohue's death or disability, or with or without cause. In addition, Mr. Donohue may terminate the agreement at any time upon 60 days written notice. If Mr. Donohue's employment is terminated because of his death or disability or by us with or without cause, he or his beneficiary will receive accrued base salary through the date of termination and other employee benefits to which he is entitled at such time in accordance with the terms of our plans and programs. In addition, in the event of a termination with cause by us, Mr. Donohue will forfeit any unvested or unearned compensation or long-term incentives, unless otherwise provided in the employment agreement or specified in the terms of our plans and programs. The agreement provides that, in the event of a termination without cause by us, Mr. Donohue shall be entitled to receive a one-time lump sum severance payment equal to 24 months of his base salary as of the date of termination.

Benefit Plans with Change in Control Provisions

  Omnibus Stock Plan

        We have adopted the CME Holdings Amended and Restated Omnibus Stock Plan under which awards of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock and other equity-based awards may be made to our employees and those of our affiliates. If the shareholders approve the amendment to the Plan described in this Proxy Statement, a total of 4,045,975 million shares of our Class A common stock will be authorized for issuance under the Plan (subject to adjustment in the event of a merger, reorganization or similar corporate event involving us) of which approximately 2.6 million are subject to outstanding options or restricted share awards. The Plan is administered by the Compensation Committee of our Board, which has the responsibility for designating recipients of awards under the Plan, determining the terms and conditions of these awards and interpreting the provisions of the Plan.

        The Plan contains a change in control provision. A change of control generally occurs under the Plan upon the occurrence of the following events:

  •
  any person acquires more than 50% of our then outstanding shares of Class A common stock or more than 50% of the combined voting power of the then outstanding shares of common stock;

  •
  individuals who comprised our Board on February 7, 2000 (generally including any person becoming a director who was nominated or approved by those persons) cease to constitute at least a majority of our Board;

  •
  a reorganization, merger, consolidation, or sale of all or substantially all of our assets under circumstances where (i) our shareholders prior to the transaction own less than 50% of the then outstanding shares or less than 50% of the combined voting power of the surviving or resulting corporation, (ii) the members of our Board immediately prior to the transaction do not constitute a majority of the Board of Directors of the resulting or surviving corporation or (iii) an individual or entity acquires 50% or more of the common stock or combined voting power of the surviving or resulting entity; or

  •
  the approval by our shareholders of a complete liquidation or dissolution of CME Holdings.

        The Plan generally provides that, in the event of a change in control as a result of which our shareholders receive registered common stock, all unvested options issued under the Plan shall become vested and exercisable, restrictions shall lapse with respect to any restricted stock issued under the Plan and performance goals applicable to outstanding awards shall be deemed to have been achieved. If the consideration to be received by our shareholders pursuant to the change in control is not registered common stock, outstanding awards will be cancelled in exchange for a cash payment equal to the value of such award (as defined in the Plan).

  Pension Plan

        We maintain a non-contributory defined benefit cash balance pension plan for eligible employees. To be eligible, an employee must have completed a continuous 12-month period of employment with us and have reached the age of 21. Effective January 15, 1995, the pension plan was amended to provide for an age-based contribution to a cash balance account, and to include cash bonuses in the definition of considered earnings. Our policy is to fund currently required pension costs. Participants become vested in their accounts after five years of service. An individual pension account is maintained for each plan participant. During employment, each individual pension account is credited with an amount equal to an age-based percentage of that individual's considered earnings plus the greater of 4% or the December yield on one-year Treasury constant maturities. The pension account is portable, and vested balances may be paid out when participants end their employment with us. Alternatively, a participant may elect to receive the balance in the account in the form of one of various monthly annuities. The following is the schedule of the employer contributions based on age:

Age	Employer Contribution Percentage
Under 30	3%
30-34	4
35-39	5
40-44	6
45-49	7
50-54	8
Over 54	9

        The individuals named below have projected annual retirement benefits, based on current accumulated balances, a future annual interest credit rate of 6% and future service to age 65 at current salary levels, as follows: Mr. McNulty, $39,717; Mr. Gill, $100,885; Mr. Donohue, $106,170; Mr. Johnston, $92,202; and Mr. Gomach, $89,760.

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee consists of four non-employee directors. The Compensation Committee oversees the compensation and benefits of our employees with a special focus on executive compensation.

        The Compensation Committee applies a consistent philosophy to compensation for all employees. This philosophy is based on the premise that our achievements result from the coordinated efforts of all employees working toward our business objectives. When reviewing the recommendations of management, the Compensation Committee considers:

  •
  alignment between employee rewards, shareholder interests and the company's objectives;

  •
  ability to attract and retain talented employees;

  •
  balance between rewarding short- and long-term performance; and

  •
  competitiveness in the marketplace and internal equity.

        The Compensation Committee's primary mission is to structure and administer a range of compensation programs designed to enable us to attract and retain executive talent in a highly competitive marketplace. To help it to fulfill this mission, the Compensation Committee periodically evaluates the competitiveness of our executive compensation programs, using information drawn from a variety of sources, such as published survey data, information supplied by consultants and its own experience in recruiting and retaining executives. A list of the criteria the Compensation Committee considers when it establishes compensation programs and the factors it considers when it determines an executive's compensation is supplied in this report. Each year, the Committee reviews management's recommendations for new staff officers, as well as compensation and benefit plan modifications and the funding of those plans. The Committee approves the annual total cash compensation of the Chief Executive Officer, the Executive Vice President and Chief Administrative Officer and each executive officer. Once approved, base salary adjustments and bonus awards are paid in the first quarter of the following year.

        During 2002, the Compensation Committee conducted several meetings on executive compensation. There are two primary forms of executive compensation, annual total cash compensation and long-term equity compensation, each of which is described in greater detail below.

  Annual Total Cash Compensation

        Annual total cash compensation includes base pay and bonus awards within the year. The Committee uses base pay to provide competitive market salaries and rewards based on level of responsibility. During 2002, excluding promotions, there were no base pay increases for our Chief Executive Officer, our Executive Vice President and Chief Administrative Officer or any other executive officer. Annual bonuses reflect the performance of the company, group performance and individual performance. The impact made on meeting or exceeding the goals of the company's business plan is a key consideration. The Committee approved individual bonuses to reflect efforts and achievements during 2002. During 2002, the Board Steering Committee reviewed the performance of the Chief Executive Officer and made recommendations to the Compensation Committee regarding his compensation.

  Long-Term Equity Compensation

        The company provides long-term incentive awards through its Omnibus Stock Plan, which the Committee administers for the company. The Omnibus Stock Plan provides for the grant of stock options and restricted or unrestricted common stock to plan participants. Subject to the terms of that plan, the Compensation Committee approves the design of equity-based programs and the related awards. The goal of long-term, equity-based compensation is to align the interests of the company's employees with shareholder interests and to balance short- and long-term rewards.

  Chief Executive Officer Compensation

        We have entered into an employment agreement with Mr. McNulty to serve as our President and Chief Executive Officer through December 31, 2003, subject to renewal by mutual agreement of the parties. Under the agreement, Mr. McNulty will receive a minimum annual base salary of $1.0 million. He is also eligible for an annual incentive bonus based upon the achievement of goals set by our Board, which bonus may not exceed the lesser of $1.5 million or 10% of our net income. The agreement provides that Mr. McNulty will be eligible to participate in the benefit plans available generally to the company's executives.

        Mr. McNulty also has been granted a non-transferable, non-qualified stock option, which is designed to reward him for increasing the company's value. If total value increases, exercise of the option would generally enable Mr. McNulty to realize 2.5% of the increase above the company's valuation on February 7, 2000, and 2.5% of any increase in excess of 150% of the company's valuation on February 7, 2000. We may elect to issue solely shares of our Class A common stock or cash or any combination of Class A common stock and cash upon any exercise of the option by Mr. McNulty. The option expires after 10 years. It may be exercised only as to the portion of the option that has vested. The option vested with respect to 40% of the shares subject thereto on February 7, 2001 and with respect to an additional 20% on each of February 7, 2002 and February 7, 2003. The option will vest with respect to the remaining 20% on February 7, 2004, subject to acceleration or forfeiture in certain circumstances.

        During 2002, Mr. McNulty received a base salary of $1 million pursuant to his employment agreement. The Compensation Committee also approved an annual incentive bonus of $500,000 based on the achievement of economic, strategic and leadership performance goals established for the 2002 performance year. The Board Steering Committee provided its recommendations to the Compensation Committee regarding Mr. McNulty's performance and the bonus award.

  Limit on Tax-Deductible Compensation

        Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the deduction that the company may claim in any tax year with respect to compensation paid the Chief Executive Officer and certain other senior executive officers. Certain types of performance-based compensation are exempted from this $1 million limit. The company has recommended that its shareholders approve the CME Holdings Annual Incentive Plan, which will provide that amounts payable to the Chief Executive Officer and certain other senior executive officers will not be subject to the deduction limitations of Section 162(m). However, the Compensation Committee may, based on business considerations, authorize compensation in excess of $1 million that is not performance-based, notwithstanding the tax consequences imposed on such compensation.

                      The Compensation Committee—Fiscal Year 2002

                      William R. Shepard, Chairman
                      Terrence A. Duffy
                      Martin J. Gepsman
                      Daniel R. Glickman

PERFORMANCE GRAPH

        The following graph compares the total return on our Class A common stock with the Standard & Poor's 500 Stock Index and with our peer group, which is composed of eSpeed, Inc., Instinet Group Inc., Investment Technology Group, Inc., LaBranche & Co Inc., Knight Trading Group, Inc. and NYFIX, Inc., for the period from December 6, 2002 (the date of our initial public offering) through December 31, 2002. The figures presented below assume an initial investment of $100 in common stock at the closing prices on December 6, 2002 and in the Standard & Poor's 500 Stock Index on November 30, 2002 and the reinvestment of all dividends into shares of common stock.

CUMULATIVE TOTAL RETURN SINCE DECEMBER 6, 2002

	12/06/02	12/31/02
Chicago Mercantile Exchange Holdings Inc.	100.00	101.77
S&P 500	100.00	94.13
Peer Group	100.00	99.92

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        None of the members of the Compensation Committee is an executive officer or employee of CME Holdings or CME. With the exception of Mr. McNulty, none of our executive officers serves as a current member of our Board of Directors or compensation committee of any entity that has one or more executive officers serving on our Compensation Committee.

CERTAIN BUSINESS RELATIONSHIPS

        UBS Warburg LLC has provided financial advisory services to us. Prior to becoming President and Chief Executive Officer of CME, Mr. McNulty was an executive at Warburg Dillon Read, predecessor of UBS Warburg LLC.

        Several of our directors serve as officers or directors of clearing member firms. These clearing member firms pay substantial fees to our clearing house in connection with services we provide. We believe that the services provided to these clearing firms are on terms no more favorable to those firms than terms given to unaffiliated persons.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% beneficial owners are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of the forms we have received during the fiscal year 2002, all of our officers and directors complied with their Section 16(a) filing requirements, except that a Form 3 for each of Ms. Keeve and Mr. Krause and a Form 4 for Ms. Goble were inadvertently filed late.

SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

        Proposals that shareholders wish to include in our proxy material for presentation at our Annual Meeting in April 2004 must be received by our Corporate Secretary by November 11, 2003. Those proposals should be sent to Ms. Kathleen M. Cronin, Corporate Secretary, Chicago Mercantile Exchange Holdings Inc., 30 South Wacker Drive, Chicago, Illinois 60606, and must comply with rules promulgated by the Securities and Exchange Commission in order to be eligible for inclusion in our proxy material for our 2004 annual meeting.

        Our bylaws also contain advance notice requirements for matters that shareholders intend to bring before an annual meeting. Generally, notice of a proposal to be brought before the 2004 Annual Meeting must be received by our Corporate Secretary not earlier than December 23, 2003 and not later than January 23, 2004. The notice must set forth the following information on each item of business that the shareholder proposes to bring before the meeting:

  •
  a brief description of the item, together with a statement of the reasons for conducting that business at the meeting and a representation that the shareholder intends to appear in person or by proxy at the meeting to introduce the item;

  •
  the name and address, as they appear on our records, of the shareholder making the proposal;

  •
  the class and series, if any, and number of our shares that are beneficially owned by the shareholder; and

  •
  any material interest of the shareholder in the proposal.

AVAILABILITY OF FORM 10-K AND ANNUAL REPORT TO SHAREHOLDERS

        Securities and Exchange Commission rules require us to provide an Annual Report to shareholders who receive this proxy statement. Additional copies of the Annual Report, along with copies of our Annual Report on Form 10-K for our fiscal year ended December 31, 2002 (not including documents incorporated by reference), are available without charge to shareholders upon written request to Shareholder Relations and Membership Services, Attention Ms. Beth Hausoul, Chicago Mercantile Exchange Holdings Inc., 30 South Wacker Drive, Chicago, Illinois 60606.

PROXY SOLICITATION

        We will pay the costs of soliciting proxies. In addition to mailing proxy solicitation material, our directors and employees also may solicit proxies in person, by telephone or by other electronic means of communication. We will not compensate these directors and employees additionally for this solicitation, but we may reimburse them for any out-of-pocket expenses that they incur in the process of soliciting the proxies. We will arrange for brokers and other custodians, nominees and fiduciaries to forward the solicitation materials to their beneficial owners, and we will reimburse them for any out-of-pocket expenses that they reasonably incur in the process of forwarding the materials.

                      By Order of the Board of Directors,

                      Kathleen M. Cronin
                      Corporate Secretary

Dated: March 10, 2003

EXHIBIT A

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.
AMENDED AND RESTATED OMNIBUS STOCK PLAN

ARTICLE 1
EFFECTIVE DATE AND PURPOSE

        1.1.    Effective Date.    The Plan is effective as the Chicago Mercantile Exchange Omnibus Stock Plan as of February 7, 2000, and is amended and restated as the Chicago Mercantile Exchange Holdings Inc., Amended and Restated Omnibus Stock Plan as of April 23, 2002, and is further amended on February 5, 2003.

        1.2.    Purpose of the Plan.    The Plan is intended to further the growth and profitability of the Company by increasing incentives and encouraging Share ownership on the part of Employees of the Company and its Subsidiaries. The Plan is intended to permit the grant of Awards that constitute "qualified performance-based compensation" under section 162(m) of the Code.

ARTICLE 2
DEFINITIONS

        The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

        2.1.    "1934 Act"    means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

        2.2.    "Affiliate"    means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlled by the Company.

        2.3.    "Award"    means, individually or collectively, a grant under the Plan of Non-Qualified Stock Options, Incentive Stock Options, SARs, Stock Awards or Performance Shares.

        2.4.    "Award Agreement"    means the written agreement setting forth the terms and conditions applicable to an Award.

        2.5.    "Board"    means the Board of Directors of the Company.

        2.6.    "Bonus Stock"    means Shares under a Stock Award which are not subject to a Period of Restriction.

        2.7.    "Cause"    means, except as otherwise specified in a particular Award Agreement, (a) the willful and continued failure (other than a failure resulting from the Participant's Disability) to substantially perform the duties assigned by the Company, (b) the willful engaging in conduct which is demonstrably injurious to the Company, monetarily or otherwise, including conduct that, in the reasonable judgment of the Company, does not conform to the standard of the Company's executives or employees, (c) any act of dishonesty, commission of a felony, or (d) a significant violation of any statutory or common law duty of loyalty to the Company.

        2.8.    "Change of Control"    means, except as otherwise specified in a particular Award Agreement, the occurrence of any of the following events:

          (a)  The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 50% or more of either (1) the then outstanding Class A Shares

  (the "Outstanding Class A Common Stock") or (2) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this paragraph (a) the following acquisitions shall not constitute, or be deemed to cause, a Change of Control: (i) any increase in such percentage ownership of a Person to 50% or more resulting solely from any acquisition of shares directly from the Company or any acquisition of shares by the Company; provided, that any subsequent acquisitions of shares by such Person that would add, in the aggregate, 1% or more (measured as of the date of each such subsequent acquisition) to such Person's beneficial ownership of Outstanding Class A Common Stock or Outstanding Company Voting Securities shall be deemed to constitute a Change of Control, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate; or (iii) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of paragraph (c) below; or

          (b)  Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the date hereof whose election, or nomination for election, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a Person other than the Board; or

          (c)  Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the then Outstanding Class A Common Stock and Outstanding Company Voting Securities, immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Class A Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or of such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such    corporation except to the extent that such ownership existed prior to the Business Combination and (3) individuals who were on the Incumbent Board continue to constitute at least a majority of the members of the board of directors of the corporation resulting from the Business Combination; provided, however, that any individual becoming a Director subsequent to the date hereof whose election, or nomination for election, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a Person other than the Board; or

          (d)  Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

        2.9.    "Class A Shares"    means shares of the Company's Class A common stock, $.01 par value, Class A-1 common stock, $.01 par value, Class A-2 common stock, $.01 par value, Class A-3 common stock, $.01 par value, and Class A-4 common stock, $.01 par value.

        2.10.    "Code"    means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

        2.11.    "Committee"    means the Compensation Committee of the Board of Directors appointed (pursuant to Section 3.1) to administer the Plan.

        2.12.    "Company"    means Chicago Mercantile Exchange Holdings Inc. (formerly Chicago Mercantile Exchange), a Delaware corporation, or any successor thereto.

        2.13.    "Director"    means any individual who is a member of the Board.

        2.14.    "Disability"    means a Participant's permanent and total disability as determined by the Committee in accordance with non-discriminatory standards consistently applied.

        2.15.    "Employee"    means an employee of the Company, its subsidiaries, or an Affiliate designated by the Board or the Committee (collectively "an Employer"). "Employee" does not include an individual who is not contemporaneously classified as an Employee for purposes of an Employer's payroll system. In the event any such individual is reclassified as an Employee for any purpose, including, without limitation, any government agency or as a result of any private lawsuit, action, or administrative proceeding, such individual will, notwithstanding such reclassification, remain ineligible for participation hereunder and will not be considered an Employee for purposes of this Plan. In addition to and not in derogation of the foregoing, the exclusive means for an individual who is not contemporaneously classified as an Employee of an Employer on an Employer's payroll system to become eligible to participate in this Plan is through an amendment to this Plan which specifically renders such individual eligible for participation hereunder.

        2.16.    "Exercise Price"    means the price at which a Share subject to an Option may be purchased pursuant to the exercise of the Option or the base price at which an SAR may be exercised with respect to a Share, as applicable.

        2.17.    "Fair Market Value"    means, except as otherwise specified in a particular Award Agreement, (a) in the case of Shares that are traded on an established national or regional securities exchange, the closing transaction price of such a Share as reported by such exchange on the date as of which such value is being determined or, if there shall be no reported transaction for such date, on the next preceding date for which a transaction was reported, (b) in the case of Shares that are not traded on an established securities exchange, the average of the bid and ask prices for such a Share, where quoted for such Shares, or (c) if Fair Market Value cannot be determined under clause (a) or clause (b) above, or if the Committee determines in its sole discretion that the Shares are too thinly traded for Fair Market Value to be determined pursuant to clause (a) or clause (b), the value as determined by an outside expert selected by the Committee.

        2.18.    "Fiscal Year"    means the fiscal year of the Company.

        2.19.    "Grant Date"    means, with respect to an Award, the date that the Award is granted.

        2.20.    "Incentive Stock Option"    means an Option that is designated as an Incentive Stock Option and is intended by the Committee to meet the requirements of section 422 of the Code.

        2.21.    "Non-Qualified Stock Option"    means an Option that is not an Incentive Stock Option.

        2.22.    "Option"    means an option to purchase Shares which is granted by the Committee pursuant to Article 5.

        2.23.    "Participant"    means an individual with respect to whom an Award has been granted and remains outstanding.

        2.24.    "Performance Goals"    means such criteria and objectives as may be established by the Committee, which shall be satisfied or met (i) as a condition to the exercisability of all or a portion of an Option or SAR, (ii) as a condition to the grant of an Award, or (iii) during the applicable Performance Period or Period of Restriction, as a condition to the Participant's receipt of the Shares subject to a Restricted Stock Award or, in the case of a Performance Share Award, of the Shares subject to such Award and/or the payment with respect to such Award. In the case of an Award that is intended to qualify as "qualified performance-based compensation" under section 162(m) of the Code, such Performance Goals may include any or all of the following or any combination thereof: gross margin, operating margin, revenue growth, free cash flow, operating cash flow, earnings per share, economic value added, cash-flow return on investment, net income, total shareholder return, return on investment, return on equity, return on assets, the attainment by a Share of a specified Fair Market Value for a specified period of time, an increase in the Fair Market Value of a Share, or any increase or decrease of one or more of the foregoing over a specified period. Such Performance Goals may relate to the performance of the Company, an Affiliate, any portion of the business, product line, or any combination thereof, relative to a market index, a group of other companies (or their subsidiaries, business units or product lines), or a combination thereof, all as determined by the Committee. If the Committee desires that compensation payable pursuant to any Award subject to Performance Goals be "qualified performance-based compensation" within the meaning of section 162(m) of the Code, the Performance Goals (i) shall be established by the Committee no later than the end of the first 90 days of the Performance Period or Period of Restriction, as applicable (or such other time prescribed by the Internal Revenue Service) and (ii) shall satisfy all other applicable requirements imposed by Treasury Regulations promulgated under section 162(m) of the Code, including the requirement that such Performance Goals be stated in terms of an objective formula or standard.

        2.25.    "Performance Period"    means the period designated by the Committee during which the Performance Goals applicable to an Award shall be measured.

        2.26.    "Performance Share"    means a right, contingent upon the attainment of specified Performance Goals within a specified Performance Period, to receive one Share, which may be Restricted Stock, or in lieu of all or a portion thereof, the Fair Market Value of such Share in cash.

        2.27.    "Period of Restriction"    means the period during which Restricted Stock is subject to forfeiture and/or restrictions on transferability.

        2.28.    "Plan"    means this Chicago Mercantile Exchange Holdings Inc., Amended and Restated Omnibus Stock Plan, as set forth in this instrument and as hereafter amended from time to time.

        2.29.    "Restricted Stock"    means Shares under a Stock Award which are subject to a Period of Restriction.

        2.30.    "Retirement"    means a Participant's Termination of Service (other than for Cause) on or after attaining his or her "normal retirement date" as defined in the Pension Plan for Employees of Chicago Mercantile Exchange Inc.

        2.31.    "Rule 16b-3"    means Rule 16b-3 promulgated under the 1934 Act, as amended, and any future regulation amending, supplementing or superseding such regulation.

        2.32.    "Share"    means a share of any class, and of any series within a class, of the Company's common stock.

        2.33.    "Stock Appreciation Right"    or "SAR" means an Award, granted alone, in reference to or in tandem with a related Option, which pursuant to Article 6 is designated by the Committee as an SAR.

        2.34.    "Stock Award"    means an Award of Restricted Stock or Bonus Stock.

        2.35.    "Ten Percent Holder"    means an Employee (together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code) who, at the time an Option is granted, owns stock representing more than ten percent of the voting power of all classes of stock of the Company (or of any parent or subsidiary as defined in section 424 of the Code).

        2.36.    "Termination of Service"    means a cessation of the employee-employer relationship between an Employee and the Company and Affiliates for any reason, including, but not by way of limitation, a termination by resignation, discharge with or without Cause, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate.

ARTICLE 3
ADMINISTRATION

        3.1.    The Committee.    The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and serve at the pleasure of, the Board. It is intended that each member of the Committee shall qualify as (a) a "non-employee director" under Rule 16b-3, and (b) an "outside director" under section 162(m) of the Code. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.

        3.2.    Authority and Action of the Committee.    It shall be the duty of the Committee to administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to

          (a)  determine which Employees shall be eligible to receive Awards and to grant Awards,

          (b)  prescribe the form, amount, timing and other terms and conditions of each Award,

          (c)  interpret the Plan and the Award Agreements,

          (d)  adopt such procedures as it deems necessary or appropriate to permit participation in the Plan by eligible Employees,

          (e)  adopt such rules as it deems necessary or appropriate for the administration, interpretation and application of the Plan, and

          (f)    interpret, amend or revoke any such procedures or rules.

        A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

        3.3.    Delegation by the Committee.    The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors and/or officers of the Company; provided, however, that the Committee may not delegate its authority or power with respect to (a) any officer of the Company with regard to the selection for participation in this Plan of an officer or other person subject to Section 16 of the 1934 Act or decisions concerning the timing, pricing or amount of an award to such an officer or person or (b) any Award that is intended to satisfy the requirements applicable to "qualified performance-based compensation" under section 162(m) of the Code.

        3.4.    Decisions Binding.    All determinations, decisions and interpretations by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

ARTICLE 4
SHARES SUBJECT TO THE PLAN

        4.1.    Number of Shares.    Subject to adjustment as provided in Section 4.3, 4,045,975 Shares shall be available for grants of Awards under the Plan. The maximum number of Shares with respect to which Options or SARs or a combination thereof may be granted during any Fiscal Year to any person shall be 500,000, subject to adjustment as provided in Section 4.3. Shares awarded under the Plan may be either authorized but unissued Shares, authorized and issued Shares reacquired and held as treasury Shares or a combination thereof.

        4.2.    Lapsed Awards.    To the extent that Shares subject to an outstanding Option (except to the extent Shares are issued or delivered by the Company in connection with the exercise of a tandem SAR) or other Award are not issued or delivered by reason of the expiration, cancellation, forfeiture or other termination of such Award or by reason of the delivery or withholding of Shares to pay all or a portion of the exercise price of an Award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an Award, then such Shares shall again be available under this Plan.

        4.3.    Adjustments in Awards and Authorized Shares.    In the event of any merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, split-up, Share combination, or other similar change in the corporate structure of the Company affecting the Shares, the Committee may adjust the number, class and series of securities available under the Plan, the number, class, series and purchase price of securities subject to outstanding Awards, and the numerical limits of Sections 4.1, 7.1 and 8.2.1 in such manner as the Committee in its sole discretion shall determine to be appropriate to prevent the dilution or diminution of such Awards. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an outstanding Award under this Plan, the Company shall pay the holder of such Award, in connection with the first vesting, exercise or settlement of such Award in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the Exercise Price, if any, of such Award.

ARTICLE 5
STOCK OPTIONS

        5.1.    Grant of Options.    Subject to the provisions of the Plan, Options may be granted to such Employees at such times, and subject to such terms and conditions, as determined by the Committee in its sole discretion. An Award of Options may include Incentive Stock Options, Non-Qualified Stock Options, or a combination thereof; provided, that no Incentive Stock Option shall be granted more than ten years after the date this Plan is adopted by the Board.

        5.2.    Award Agreement.    Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number, class and, if applicable, series of Shares to which the Option pertains (provided that Incentive Stock Options may be granted only with respect to Class A Shares), any conditions to the exercise of all or a portion of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement pertaining to an Option shall designate such Option as an Incentive Stock Option or a Non-Qualified Stock Option. Notwithstanding any such designation, to the extent that the aggregate Fair Market Value (determined as of the Grant Date) of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company, or any parent or subsidiary as defined in section 424 of the Code) exceeds the amount established by the Code, such Options shall constitute Non-Qualified Stock Options. For purposes of the preceding sentence, Incentive Stock Options shall be taken into account in the order in which they are granted.

        5.3.    Exercise Price.    Subject to the provisions of this Section 5.3, the Exercise Price with respect to Shares subject to an Option shall be determined by the Committee in its sole discretion.

          5.3.1.    Non-Qualified Stock Options.    In the case of a Non-Qualified Stock Option, the Exercise Price may be equal to or greater than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, as shall be determined by the Committee in its sole discretion.

          5.3.2.    Incentive Stock Options.    In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that the Exercise Price with respect to a Ten Percent Shareholder shall not be less than one hundred-ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

        5.4.    Expiration of Options.

          5.4.1.    Expiration Dates.    Each Option shall terminate not later than the expiration date specified in the Award Agreement pertaining to such Option; provided, however, that the expiration date with respect to an Incentive Stock Option shall not be later than the tenth anniversary of its Grant Date and the expiration date with respect to an Incentive Stock Option granted to a Ten Percent Holder shall not be later than the fifth anniversary of its Grant Date.

          5.4.2.    Termination of Service.    Unless otherwise specified in the Award Agreement pertaining to an Option, each Option granted to a Participant shall terminate no later than the first to occur of the following events:

            (a)  The expiration of ninety (90) days from the date of the Participant's Termination of Service for any reason other than the Participant's death, Disability, Retirement or termination for Cause;

            (b)  The expiration of one (1) year from the date of the Participant's Termination of Service by reason of Disability;

            (c)  The expiration of one (1) year from the date of the Participant's Termination of Service by reason of the Participant's Retirement (provided, that the portion of any Incentive Stock Option exercised more than three months after such Termination of Service shall be deemed to be a Non-Qualified Option);

            (d)  The date of the Participant's Termination of Service for Cause; or

            (e)  The expiration date specified in the Award Agreement pertaining to such Option.

          5.4.3.    Death of Employee.    Unless otherwise specified in the Award Agreement pertaining to an Option, if a Participant to whom an Option has been granted dies while an Employee but prior to the expiration, cancellation, forfeiture or other termination of such Option, such Option shall become exercisable in full upon the Participant's death and shall be exercisable thereafter until the earlier of (a) the expiration of one (1) year after the date of death, or (b) the expiration date specified in the Award Agreement pertaining to such Option.

        5.5.    Exercisability of Options.    Subject to Section 5.4, Options granted under the Plan shall be exercisable at such times, and shall be subject to such restrictions and conditions, as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

        5.6.    Method of Exercise.    Options shall be exercised by the Participant's delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment of the Exercise Price with respect to each such Share. The Exercise Price shall be payable to the Company in full in cash or its equivalent (including, but not limited to, by means of, a broker-assisted cashless exercise). The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate Exercise Price of the Shares with respect to which the Option is to be exercised, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

        As soon as practicable after receipt of a written notification of exercise and full payment for the Shares with respect to which the Option is exercised, the Company shall deliver to the Participant Share certificates (which may be in book entry form) for such Shares with respect to which the Option is exercised.

        5.7.    Restrictions on Share Transferability.    The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

ARTICLE 6
STOCK APPRECIATION RIGHTS

        6.1.    Grant of SARs.    Subject to the provisions of the Plan, SARs may be granted to such Employees at such times, and subject to such terms and conditions, as shall be determined by the Committee in its sole discretion; provided, that any tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted.

        6.2.    Exercise Price and Other Terms.    The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that SARs may be granted only with respect to Class A Shares. Without limiting the foregoing, the Exercise Price with respect to Shares subject to an SAR may be equal to or greater than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, as shall be determined by the Committee in its sole discretion; provided, that the Exercise Price with respect to Shares subject to a tandem SAR shall be the same as the Exercise Price with respect to the Shares subject to the related Option.

        6.3.    SAR Agreement.    Each SAR grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

        6.4.    Expiration of SARS

          6.4.1.    Expiration Dates.    Each SAR shall terminate not later than as of the expiration date specified in the Award Agreement pertaining to such SAR; provided, however, that the expiration date with respect to a tandem SAR shall not be later than expiration date of the related Option.

          6.4.2.    Termination of Service.    Unless otherwise specified in the Award Agreement pertaining to an SAR, each SAR granted to a Participant shall terminate no later than the first to occur of the following events:

            (a)  The expiration of ninety (90) days from the date of the Participant's Termination of Service for any reason other than the Participant's death, Disability, Retirement or termination for Cause;

            (b)  The expiration of one (1) year from the date of the Participant's Termination of Service by reason of the Participant's Disability or Retirement;

            (c)  The date of the Participant's Termination of Service for Cause; or

            (d)  The expiration date specified in the Award Agreement pertaining to such SAR.

          6.4.3.    Death of Employee.    Unless otherwise specified in the Award Agreement pertaining to an SAR, if a Participant to whom an SAR has been granted dies while an Employee but prior to the expiration, cancellation, forfeiture or other termination of such SAR, such SAR shall become exercisable in full upon the Participant's death and shall be exercisable thereafter until the earlier of (a) the expiration of one (1) year after the date of death, or (b) the expiration date specified in the Award Agreement pertaining to such SAR.

        6.5.    Payment of SAR Amount.    An SAR may be exercised (a) by the Participant's delivery of a written notice of exercise to the Secretary of the Company (or its designee) setting forth the number of whole SARs which are being exercised, (b) in the case of a tandem SAR, by surrendering to the Company any Options which are cancelled by reason of the exercise of such SAR, and (c) by executing such documents as the Company may reasonably request. Upon exercise of an SAR, the Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

            (i)  The amount by which the Fair Market Value of a Share on the date of exercise exceeds the Exercise Price specified in the Award Agreement pertaining to such SAR; times

          (ii)  The number of Shares with respect to which the SAR is exercised.

        6.6.    Payment Upon Exercise of SAR.    Unless otherwise specified in the Award Agreement pertaining to an SAR, payment to a Participant upon the exercise of the SAR may be made, as determined by the Committee in its sole discretion, either (a) in cash, (b) in Shares with a Fair Market Value equal to the amount of the payment or (c) in a combination thereof.

ARTICLE 7
STOCK AWARDS

        7.1.    Grant of Stock Awards.    Subject to the provisions of the Plan, Stock Awards may be granted to such Employees at such times, and subject to such terms and conditions, as determined by the Committee in its sole discretion; provided, however, that Stock Awards may be granted only with respect to Class A Shares. The Award Agreement pertaining to a Stock Award shall specify whether it is a Restricted Stock Award or a Bonus Stock Award. The maximum number of Shares with respect to which a Stock Award may be granted during any Fiscal Year to any person shall be 500,000, subject to adjustment as provided in Section 4.3.

        7.2.    Stock Award Agreement.    Each Stock Award shall be evidenced by an Award Agreement that shall specify the number of Shares granted, any price to be paid for the Shares, the Performance Goals (if any) and Period of Restriction applicable to a Restricted Stock Award and such other terms and conditions as the Committee, in its sole discretion, shall determine. Bonus Stock Awards shall not be subject to any Periods of Restriction.

        7.3.    Transferability/Share Certificates.    Shares subject to an Award of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated during a Period of Restriction. During the Period of Restriction, a Restricted Stock Award may be registered in the holder's name or a nominee name at the discretion of the Company and may bear a legend as described in Section 7.4.3. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent during the applicable Period of Restriction, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the Shares subject to the Restricted Stock Award in the event such Award is forfeited in whole or in part. Upon the grant of a Bonus Stock Award, subject to the Company's right to require payment of any taxes, a certificate or certificates evidencing ownership of the requisite number of Shares shall be delivered to the Participant.

        7.4.    Other Restrictions.    The Committee, in its sole discretion, may impose such other restrictions on Shares subject to an Award of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.4.

          7.4.1.    General Restrictions.    The Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, business unit or individual), applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.

          7.4.2.    Section 162(m) Performance Restrictions.    In the case of Awards of Restricted Stock which are intended to satisfy the requirements for "qualified performance-based compensation" under section 162(m) of the Code, the Committee shall set restrictions based upon the achievement of Performance Goals.

          7.4.3.    Legend on Certificates.    The Committee, in its discretion, may legend the certificates representing Restricted Stock during the Period of Restriction to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:

            "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Chicago Mercantile Exchange Holdings Inc., Amended and Restated Omnibus Stock Plan (the "Plan"), and in a Restricted Stock Agreement (as defined by the Plan). A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Chicago Mercantile Exchange Holdings Inc.."

        7.5.    Removal of Restrictions.    Shares of Restricted Stock covered by a Restricted Stock Award made under the Plan shall be released from escrow as soon as practicable after the termination of the Period of Restriction (and the satisfaction or attainment of any applicable Performance Goals) and, subject to the Company's right to require payment of any taxes, a certificate or certificates evidencing ownership of the requisite number of Shares shall be delivered to the Participant.

        7.6.    Voting Rights.    During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

        7.7.    Dividends and Other Distributions.    During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be deposited with the Company and shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

        7.8.    Return of Restricted Stock to Company.    On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for Awards under the Plan.

        7.9.    Termination of Service.

          7.9.1.    Disability, Retirement and Death.    Unless otherwise specified in the Award Agreement pertaining to a Restricted Stock Award granted to a Participant, upon the Participant's Termination of Service by reason of Disability, Retirement or death, the Period of Restriction shall terminate as of such date, and all Performance Goals shall be deemed to have been satisfied at the target level.

          7.9.2.    Other Termination of Service.    Unless otherwise specified in the Award Agreement pertaining to a Restricted Stock Award granted to a Participant, upon the Participant's Termination of Service for any reason other than Disability, Retirement or death, the portion of such Award which is subject to a Period of Restriction on such date shall be forfeited by the Participant and canceled by the Company.

ARTICLE 8
PERFORMANCE SHARE AWARDS

        8.1.    Performance Share Awards.    Subject to the provisions of the Plan, Performance Share Awards may be granted to such Employees at such times, and subject to such terms and conditions, as determined by the Committee in its sole discretion; provided, however, that Performance Share Awards may be granted only with respect to Class A Shares.

        8.2.    Terms of Performance Share Award Agreement.

          8.2.1.    Number of Performance Shares and Performance Goals.    The Award Agreement pertaining to a Performance Share Award shall specify the number of Performance Shares subject to the Award and the Performance Goals and the Performance Period. The maximum number of Shares with respect to which a Performance Share Award may be granted during any Fiscal Year to any person shall be 500,000, subject to adjustment as provided in Section 4.3

          8.2.2.    Vesting and Forfeiture.    The Award Agreement pertaining to a Performance Share Award shall specify, in the Committee's discretion and subject to the terms of the Plan, for the vesting of such Award if specified Performance Goals are satisfied or met during the Performance Period, and for the forfeiture of all or a portion of such Award if specified Performance Goals are not satisfied or met during the Performance Period.

          8.2.3.    Settlement of Vested Performance Share Awards.    The Award Agreement pertaining to a Performance Share Award (i) shall specify whether such Award may be settled in Shares (including Shares of Restricted Stock) or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on or the deemed reinvestment of any deferred dividend equivalents, with respect to the number of Shares subject to such Award. If a Performance Share Award is settled in Shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 7.5, and the Participant shall have such rights of a stockholder of the Company as determined pursuant to Section 7.6 and 7.7. Prior to the settlement of a Performance Share Award in Shares, including Restricted Stock, the Participant shall have no rights as a stockholder of the Company with respect to the Shares subject to such Award.

        8.3.    Termination of Service.

          8.3.1.    Disability, Retirement and Death.    Unless otherwise specified in the Award Agreement pertaining to a Performance Share Award granted to a Participant, upon the Participant's Termination of Service by reason of Disability, Retirement or death, all Performance Goals shall be deemed to have been satisfied at the target level with respect to such Performance Share Award.

          8.3.2.    Other Termination of Service.    Unless otherwise specified in the Award Agreement pertaining to a Performance Share Award granted to a Participant, upon the Participant's Termination of Service for any reason other than Disability, Retirement or death, the portion of such Award which is subject to outstanding Performance Goals on such date shall be forfeited by the Participant and canceled by the Company

ARTICLE 9
MISCELLANEOUS

        9.1.    No Effect on Employment or Service.    Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and Affiliates is on an at-will basis only.

        9.2.    Participation.    No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

        9.3.    Indemnification.    Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any good faith action taken or good faith failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

        9.4.    Successors.    All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

        9.5.    Beneficiary Designations.    A Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant's death. For purposes of this section, a beneficiary may include a designated trust having as its primary beneficiary a family member of a Participant. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

        9.6.    Nontransferability of Awards.    Unless otherwise determined by the Committee with respect to an Award other than an Incentive Stock Option, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 9.5. All rights with respect to an

Award granted to a Participant shall be available during his or her lifetime only to the Participant and may be exercised only by the Participant or the Participant's legal representative.

        9.7.    No Rights as Stockholder.    Except to the limited extent provided in Sections 7.6 and 7.7, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

        9.8.    Withholding Requirements.    Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct (including, but not limited to, deduction through a broker-assisted cashless exercise) or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including, but not limited to, the Participant's FICA and SDI obligations) required to be withheld with respect to such Award (or exercise thereof). Notwithstanding any contrary provision of the Plan, if a Participant fails to remit to the Company such withholding amount within the time period specified by the Committee (in its discretion), the Participant's Award may, in the Committee's discretion, be forfeited and in such case the Participant shall not receive any of the Shares subject to such Award.

        9.9.    Withholding Arrangements.    The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld.

        9.10.    Deferrals.    The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

        9.11.    Change of Control.    (a)(1) Notwithstanding any provision in this Plan or any Award Agreement, in the event of a Change of Control pursuant to paragraphs (c) or (d) of Section 2.8 in connection with which the holders of Shares receive shares of common stock that are registered under Section 12 of the 1934 Act, (i) all outstanding Options and SARs shall immediately become exercisable in full, (ii) the Period of Restriction applicable to any outstanding Restricted Stock Award shall lapse, (iii) the Performance Period applicable to any outstanding Performance Share shall lapse, (iv) the Performance Goals applicable to any outstanding award shall be deemed to be satisfied at the maximum level and (v) there shall be substituted for each Share available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding Share shall be converted pursuant to such Change of Control. In the event of any such substitution, the purchase price per share in the case of an Option and the base price in the case of an SAR shall be appropriately adjusted by the Committee (whose determination shall be final, binding and conclusive), such adjustments to be made in the case of outstanding Options and SARs without an increase in the aggregate purchase price or base price.

          (2)  Notwithstanding any provision in this Plan or any Award Agreement, in the event of a Change of Control pursuant to paragraph (a) or (b) of Section 2.8, or in the event of a Change of Control pursuant to paragraph (c) or (d) of Section 2.8 in connection with which the holders of Shares receive consideration other than shares of common stock that are registered under Section 12 of the 1934 Act, each outstanding Award shall be surrendered to the Company by the holder thereof, and each such Award shall immediately be canceled by the Company, and the holder shall receive, within ten days of the occurrence of a Change of Control, a cash payment from the Company in an amount equal to (i) in the case of an Option, the number of Shares then subject to such Option, multiplied by the excess, if any, of the greater of (A) the highest per Share price offered to stockholders of the Company in any transaction whereby the Change of Control takes place or (B) the Fair Market Value of a Share on the date of occurrence of the Change of Control, over the purchase price per Share subject to the Option, (ii) in the case of an SAR other than a tandem SAR, the number of Shares then subject to such SAR, multiplied by the excess, if any, of the greater of (A) the highest per Share price offered to stockholders of the Company in any transaction whereby the Change of Control takes place or (B) the Fair Market Value of a Share on the date of occurrence of the Change of Control, over the base price of the SAR, (iii) in the case of a Restricted Stock Award or Performance Share Award, the number of Shares or the number of Performance Shares, as the case may be, then subject to such Award, multiplied by the greater of (A) the highest per Share price offered to stockholders of the Company in any transaction whereby the Change of Control takes place or (B) the Fair Market Value of a Share on the date of occurrence of the Change of Control. In the event of a Change of Control, each tandem SAR shall be surrendered by the holder thereof and shall be canceled simultaneously with the cancellation of the related Option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

        9.12.    Restrictions on Shares.    Each Award made hereunder shall be subject to the requirement that if an any time the Company determines that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under a any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise or settlement of such Award or the delivery of Shares thereunder, such Award shall not be exercised or settled and such Shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares delivered pursuant to any Award made hereunder bear a legend in indicating that the ale, transfer o other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

ARTICLE 10
AMENDMENT, TERMINATION AND DURATION

        10.1.    Amendment, Suspension or Termination.    The Board, in its sole discretion, may amend, suspend or terminate the Plan, or any part thereof, at any time and for any reason, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including section 162(m) and section 422 of the Code. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

        10.2.    Duration of the Plan.    The Plan shall, subject to Section 10.1 (regarding the Board's right to amend or terminate the Plan), terminate on June 30, 2007, unless earlier terminated by the Board. The termination of the Plan shall not affect any Awards granted prior to the termination of the Plan.

ARTICLE 11
LEGAL CONSTRUCTION

        11.1.    Gender and Number.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

        11.2.    Severability.    In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        11.3.    Requirements of Law.    The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        11.4.    Governing Law.    The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions.

        11.5.    Captions.    Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

EXHIBIT B

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.
ANNUAL INCENTIVE PLAN

        1.    Purpose.    The purpose of the Chicago Mercantile Exchange Holdings Inc. Annual Incentive Plan is to align the interests of Company management with those of the shareholders of the Company by encouraging management to achieve goals intended to increase shareholder value.

        2.    Definitions.    The following terms, as used herein, shall have the following meanings:

          (a)  "Award" shall mean an incentive compensation award, granted pursuant to the Plan, which is contingent upon the attainment of Performance Factors with respect to a Performance Period.

          (b)  "Board" shall mean the Board of Directors of the Company.

          (c)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d)  "Committee" shall mean the Compensation Committee of the Board appointed by the Board to administer the Plan in accordance with Section 3 of the Plan.

          (e)  "Common Stock" shall mean the common stock of the Company, par value $0.01 per share.

          (f)    "Company" shall mean Chicago Mercantile Exchange Holdings Inc., a Delaware corporation, or any successor corporation.

          (g)  "Disability" shall mean permanent disability as determined pursuant to the long-term disability plan or policy of the Company or its Subsidiaries in effect at the time of such disability and applicable to a Participant.

          (h)  "Effective Date" shall mean January 1, 2003.

          (i)    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (j)    "Participant" shall mean an employee of the Company or any Subsidiary of the Company who is, pursuant to Section 4 of the Plan, selected to participate herein.

          (k)  "Performance Factors" shall mean the criteria and objectives, determined by the Committee, which must be met during the applicable Performance Period as a condition of the Participant's receipt of payment with respect to an Award. Performance Factors may include any or all of the following or any combination thereof: gross margin, operating margin, revenue growth, free cash flow, operating cash flow, earnings per share, economic value added, cash-flow return on investment, net income, total shareholder return, return on investment, return on equity, return on assets or any increase or decrease of one or more of the foregoing over a specified period. Such Performance Factors may relate to the performance of the Company, a Subsidiary, any portion of the business, product line, or any combination thereof and may be expressed on an aggregate, per share (outstanding or fully diluted) or per unit basis. Where applicable, the Performance Factors may be expressed in terms of attaining a specified level of the particular criteria, the attainment of a percentage increase or decrease in the particular criteria, or may be applied to the performance of the Company, a Subsidiary, a business unit, a product line, or any combination thereof, relative to a market index, a group of other companies (or their subsidiaries, business units or product lines), or a combination thereof, all as determined by the Committee. Performance Factors may include a threshold level of performance below which no payment shall be made, levels of performance below the target level but above the threshold level at which specified percentages of the Award shall be paid, a target level of performance at which the full Award shall be paid, levels of performance above the target level but below the maximum level at which specified multiples of the Award shall be paid, and a maximum level of performance above which no additional payment shall be made. Performance Factors may also specify that payments for levels of performances between specified levels will be interpolated.

          (l)    "Performance Period" shall mean the twelve-month periods commencing on January 1, 2003 and each January 1 thereafter, or such other periods as the Committee shall determine; provided that a Performance Period for a Participant who becomes employed by the Company or its Subsidiaries following the commencement of a Performance Period may be a shorter period that commences with the date of the commencement of such employment.

          (m)  "Plan" shall mean this Chicago Mercantile Exchange Holdings Inc. Annual Incentive Plan.

          (n)  "Subsidiary" shall mean any company, partnership, limited liability company, business or entity (other than the Company) of which at least 50% of the combined voting power of its voting securities is, or the operations and management are, directly or indirectly controlled by the Company.

        3.    Administration.    The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the terms, conditions, restrictions and Performance Factors relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited or surrendered; to make adjustments in the Performance Factors in recognition of unusual or non-recurring events affecting the Company or its Subsidiaries or the financial statements of the Company or its Subsidiaries, or in response to changes in applicable laws, regulations or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Awards (including provisions relating to a change in control of the Company); and to make all other determinations deemed necessary or advisable for the administration of the Plan. Without limiting the generality of the foregoing, the Committee shall have the sole discretion to determine whether, or to what extent, Performance Factors are achieved; provided, however, that the Committee shall have the authority to make appropriate adjustments in Performance Factors under an Award to reflect the impact of extraordinary items not reflected in such goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards or treatments that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company or its Subsidiaries after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company or its Subsidiaries, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30 (or successor literature), (6) the impact of capital expenditures, (7) the impact of share repurchases and other changes in the number of outstanding shares, and (8) such other items as may be prescribed by Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto.

        The Committee shall consist of two or more persons each of whom shall be an "outside director" within the meaning of Section 162(m) of the Code. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company and the Participant (or any person claiming any rights under the Plan from or through any Participant).

        Subject to Section 162(m) of the Code or as otherwise required for compliance with other applicable law, the Committee may delegate all or any part of its authority under the Plan.

        4.    Eligibility.    Awards may be granted to Participants in the sole discretion of the Committee. In determining the persons to whom Awards shall be granted and the Performance Factors relating to each Award, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

        5.    Terms of Awards.    Awards granted pursuant to the Plan shall be communicated to Participants in such form as the Committee shall from time to time approve and the terms and conditions of such Awards shall be set forth therein.

          (a)    In General.    On or prior to the date on which 25% of a Performance Period has elapsed, the Committee shall specify in writing, by resolution of the Committee or other appropriate action, the Participants for such Performance Period and the Performance Factors applicable to each Award for each Participant with respect to such Performance Period. Unless otherwise provided by the Committee in connection with specified terminations of employment, payment in respect of Awards shall be made only if and to the extent the minimum Performance Factors with respect to such Performance Period are attained.

          (b)    Special Provisions Regarding Awards.    Notwithstanding anything to the contrary contained herein, in no event shall payment in respect of Awards granted hereunder exceed $2,500,000 to any one Participant in any one year. The Committee may at its discretion decrease the amount of an Award payable upon attainment of the specified Performance Factors, but in no event may the Committee increase at its discretion the amount of an Award payable upon attainment of the specified Performance Factors.

          (c)    Time and Form of Payment.    Unless otherwise determined by the Committee, all payments in respect of Awards granted under this Plan shall be made in cash within one hundred and twenty (120) days after the end of the Performance Period.

        6.    Term.    Subject to the approval of the Plan by the holders of a majority of the Common Stock represented and voting on the proposal at the annual meeting of Company stockholders to be held in 2003 (or any adjournment thereof), the Plan shall be effective as of January 1, 2003 and shall continue in effect until the fifth anniversary of the date of such stockholder approval, unless earlier terminated as provided below.

        7.    General Provisions.

          (a)    Compliance with Legal Requirements.    The Plan and the granting and payment of Awards, and the other obligations of the Company under the Plan shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

          (b)    Nontransferability.    Awards shall not be transferable by a Participant except upon the Participant's death following the end of the Performance Period but prior to the date payment is made, in which case the Award shall be transferable in accordance with any beneficiary designation made by the Participant in accordance with Section 7(k) below or, in the absence thereof, by will or the laws of descent and distribution.

          (c)    No Right To Continued Employment.    Nothing in the Plan or in any Award granted pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or any of its Subsidiaries or to be entitled to any remuneration or benefits not set forth in the Plan or to interfere with or limit in any way whatever rights otherwise exist of the Company or its Subsidiaries to terminate such Participant's employment or change such Participant's remuneration.

          (d)    Withholding Taxes.    Where a Participant or other person is entitled to receive a payment pursuant to an Award hereunder, the Company shall have the right either to deduct from the payment, or to require the Participant or such other person to pay to the Company prior to delivery of such payment, an amount sufficient to satisfy any federal, state, local or other withholding tax requirements related thereto.

          (e)    Amendment, Termination and Duration of the Plan.    The Board or the Committee may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided that, no amendment that requires stockholder approval in order for the Plan to continue to comply with Code Section 162(m) shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company. Notwithstanding the foregoing (but subject to Section (j)), no amendment shall affect adversely any of the rights of any Participant under any Award following the grant of such Award, provided that neither an adjustment of an Award (as contemplated by Section 3) nor the exercise of the Committee's discretion pursuant to Section 5(b) to reduce the amount of an Award shall not be deemed an impermissible amendment of the Plan or an Award.

          (f)    Participant Rights.    No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants.

          (g)    Termination of Employment.

              (i)  Unless otherwise provided by the Committee, and except as set forth in subparagraph (ii) of this Section 7(g), a Participant must be actively employed by the Company or its Subsidiaries at the time Awards are generally paid with respect to a Performance Period in order to be eligible to receive payment in respect of such Award.

            (ii)  Unless otherwise provided by the Committee, if a Participant's employment is terminated as result of death, Disability or voluntary retirement with the consent of the Company prior to the end of the Performance Period, such Participant shall receive a pro rata portion of the Award that he or she would have received with respect to the applicable Performance Period, which shall be payable at the time payment is made to other Participants in respect of such Performance Period.

        (h)    Unfunded Status of Awards.    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

        (i)    Governing Law.    The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

        (j)    Effective Date.    The Plan shall take effect upon its adoption by the Board; provided, however, that the Plan shall be subject to the requisite approval of the stockholders of the Company in order to comply with Section 162(m) of the Code. In the absence of such approval, the Plan (and any Awards made pursuant to the Plan prior to the date of such approval) shall be null and void.

        (k)    Beneficiary.    A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant and an Award is payable to the Participant's beneficiary pursuant to Section 7(b), the executor or administrator of the Participant's estate shall be deemed to be the grantee's beneficiary.

        (l)    Interpretation.    The Plan is designed and intended to comply, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

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MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext Holder Account Number C 1234567890 J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card For Class A Common Stock

30 South Wacker Drive
Chicago, Illinois 60606

This Proxy is solicited on behalf of the Board of Directors of Chicago Mercantile Exchange Holdings Inc. for the Annual Meeting of Shareholders on April 22, 2003

The undersigned appoints Terrence A. Duffy, James E. Oliff and William R. Shepard, or any of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Class A common stock of Chicago Mercantile Exchange Holdings Inc. held in the undersigned's name at the Annual Meeting of Shareholders to be held on April 22, 2003, at 3:30 p.m. at The Westin Chicago River North, 320 North Dearborn, Chicago, Illinois, or any adjournment thereof and, in the Proxies' discretion, to vote upon such other business as may properly come before the meeting, all as more fully set forth in the Proxy Statement related to such meeting, receipt of which is hereby acknowledged.

PLEASE SEE REVERSE SIDE

/*/                        5 U P X        H H H        P P P P        0016651

Internet and Telephone Voting Instructions
You can vote by telephone or Internet! Available 24 Hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Have this proxy card in hand when you call.

To vote using the Telephone (within U.S. and Canada)			To vote using the Internet
•	Call toll free 1-866-593-2343 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.		•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY
•	Enter the Holder Account Number (excluding the letter "C") and Proxy Access Number located below.		•	Enter the information requested on your computer screen and follow the simple instructions.
•	Please follow the simple recorded instructions.
	Option 1:	To vote as the Board of Directors recommends on ALL proposals: Press 1.	To Vote by Mail
		When asked, please confirm your vote by pressing 1.	•	Mark, sign and date the proxy card.
	Option 2:	If you choose to vote on EACH proposal separately, press 0 and follow the simple recorded instructions.	•	Return the proxy card in the postage-paid envelope provided.
HOLDER ACCOUNT NUMBER C0123456789			PROXY ACCESS NUMBER 12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 12:00 midnight, Central Time, on April 21, 2003.
THANK YOU FOR VOTING

Holder Account Number C 1234567890      J N T

Proxy - Chicago Mercantile Exchange Holdings Inc.

A      Election of Directors      PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

1. Directors recommend a vote FOR the listed nominees. Seven will be elected to a two-year term:
	For Withhold		For Withhold		For Withhold
	01 - James J. McNulty 02 - Terrence A. Duffy 03 - Daniel R. Glickman	04 - William P. Miller II 05 - James E. Oliff 06 - John F. Sandner		07 - Terry L. Savage
B Issues Directors recommend a vote FOR the following proposals.
For Against Abstain
2.	Approval of the proposed amendment to the Chicago Mercantile Exchange Holdings Inc. Amended and Restated Omnibus Stock Plan. (Non-employee directors are not eligible to participate in the Plan). Before recommending approval of the proposed amendment, the Board considered a number of factors. Taking into account the proposed increase in the number of shares available for awards, approximately 4% of our common stock will be reserved for issuance under the Plan. The Board believes the percentage of outstanding shares subject to awards or reserved for issuance is less than in other comparable companies. Additionally, the Board believes the Plan, as amended, will allow us to provide reasonable equity incentives to our employees, although the resulting dilution will be significantly less than the potential dilution from equity awards at comparable companies. Additional information regarding the proposed amendment is contained in the Proxy Statement.
3.	Approval of the Annual Incentive Plan.
4.	Ratification of Ernst & Young LLP as independent auditors for 2003.

I PLAN TO ATTEND THE MEETING.

C      Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

6 U P X H H H P P P P 0016651

[LOGO]	000000 0000000000 0 0000
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext Holder Account Number C 1234567890 J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card For Class B-1 Common Stock (CME)

30 South Wacker Drive
Chicago, Illinois 60606

This Proxy is solicited on behalf of the Board of Directors of Chicago Mercantile Exchange Holdings Inc. for the Annual Meeting of Shareholders on April 22, 2003

The undersigned appoints Terrence A. Duffy, James E. Oliff and William R. Shepard, or any of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Class B common stock of Chicago Mercantile Exchange Holdings Inc. held in the undersigned's name at the Annual Meeting of Shareholders to be held on April 22, 2003, at 3:30 p.m. at The Westin Chicago River North, 320 North Dearborn, Chicago, Illinois, or any adjournment thereof and, in the Proxies' discretion, to vote upon such other business as may properly come before the meeting, all as more fully set forth in the Proxy Statement related to such meeting, receipt of which is hereby acknowledged.

PLEASE SEE REVERSE SIDE

/*/                        5 U P X        H H H        P P P P        0016652

Internet and Telephone Voting Instructions
You can vote by telephone or Internet! Available 24 Hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Have this proxy card in hand when you call.

To vote using the Telephone (within U.S. and Canada)		To vote using the Internet
•	Call toll free 1-866-593-2344 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY
•	Enter the Holder Account Number (excluding the letter "C") and Proxy Access Number located below.	•	Enter the information requested on your computer screen and follow the simple instructions.
•	Please follow the simple recorded instructions.
To Vote by Mail
		•	Mark, sign and date the proxy card.
		•	Return the proxy card in the postage-paid envelope provided.
HOLDER ACCOUNT NUMBER C0123456789		PROXY ACCESS NUMBER 12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 12:00 midnight, Central Time, on April 21, 2003.
THANK YOU FOR VOTING

Holder Account Number C 1234567890      J N T

Proxy - Chicago Mercantile Exchange Holdings Inc.

A      Election of Directors      PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

1. Directors recommend a vote FOR the listed nominees. Seven will be elected to a two-year term:
	For Withhold		For Withhold		For Withhold
01 - James J. McNulty 02 - Terrence A. Duffy 03 - Daniel R. Glickman		04 - William P. Miller II 05 - James E. Oliff 06 - John F. Sandner		07 - Terry L. Savage
B Election of Class B-1 Director		C Election of 2004 Class B-1 Nominating Committee
2.	Select ONE of the following Class B-1 nominees to be elected to a two-year term to the Board of Directors. VOTE will be INVALID if your selection EXCEEDS ONE (1) FOR vote.	3.	Select FIVE of the following Class B-1 nominees to be elected to the Class B-1 Nominating Committee for a one-year term. VOTE will be INVALID if your selection EXCEEDS FIVE (5) FOR votes.
	For Abstain		For Abstain
08 - Thomas A. Bentley 09 - William G. Salatich, Jr.	10 - Jeffrey R. Carter

11 - Michael J. Downs

12 - Larry S. Fields

13 - John C. Garrity

14 - Donald A. Huizinga

15 - Larry Katz

16 - Lonnie Klein

17 - David J. Klusendorf

18 - William F. Kulp

19 - Kevin P. Tunney

D. Issues Directors recommend a vote FOR the following proposals.
For Against Abstain
2.
Approval of the proposed amendment to the Chicago Mercantile Exchange Holdings Inc. Amended and Restated Omnibus Stock Plan. (Non-employee directors are not eligible to participate in the Plan). Before recommending approval of the proposed amendment, the Board considered a number of factors. Taking into account the proposed increase in the number of shares available for awards, approximately 4% of our common stock will be reserved for issuance under the Plan. The Board believes the percentage of outstanding shares subject to awards or reserved for issuance is less than in other comparable companies. Additionally, the Board believes the Plan, as amended, will allow us to provide reasonable equity incentives to our employees, although the resulting dilution will be significantly less than the potential dilution from equity awards at comparable companies. Additional information regarding the proposed amendment is contained in the Proxy Statement.
5.	Approval of the Annual Incentive Plan.	I PLAN TO ATTEND THE MEETING.
6.	Ratification of Ernst & Young LLP as independent auditors for 2003.

E      Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

6 U P X H H H P P P P 0016652

[LOGO]	000000 0000000000 0 0000
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext Holder Account Number C 1234567890 J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card For Class B-2 Common Stock (IMM)

30 South Wacker Drive
Chicago, Illinois 60606

This Proxy is solicited on behalf of the Board of Directors of Chicago Mercantile Exchange Holdings Inc. for the Annual Meeting of Shareholders on April 22, 2003

The undersigned appoints Terrence A. Duffy, James E. Oliff and William R. Shepard, or any of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Class B common stock of Chicago Mercantile Exchange Holdings Inc. held in the undersigned's name at the Annual Meeting of Shareholders to be held on April 22, 2003, at 3:30 p.m. at The Westin Chicago River North, 320 North Dearborn, Chicago, Illinois, or any adjournment thereof and, in the Proxies' discretion, to vote upon such other business as may properly come before the meeting, all as more fully set forth in the Proxy Statement related to such meeting, receipt of which is hereby acknowledged.

PLEASE SEE REVERSE SIDE

/*/                        5 U P X        H H H        P P P P        0016653

Internet and Telephone Voting Instructions
You can vote by telephone or Internet! Available 24 Hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Have this proxy card in hand when you call.

To vote using the Telephone (within U.S. and Canada)		To vote using the Internet
•	Call toll free 1-866-593-2345 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY
•	Enter the Holder Account Number (excluding the letter "C") and Proxy Access Number located below.	•	Enter the information requested on your computer screen and follow the simple instructions.
•	Please follow the simple recorded instructions.
To Vote by Mail
		•	Mark, sign and date the proxy card.
		•	Return the proxy card in the postage-paid envelope provided.
HOLDER ACCOUNT NUMBER C0123456789		PROXY ACCESS NUMBER 12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 12:00 midnight, Central Time, on April 21, 2003.
THANK YOU FOR VOTING

Holder Account Number C 1234567890      J N T

Proxy - Chicago Mercantile Exchange Holdings Inc.

A      Election of Directors      PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

1. Directors recommend a vote FOR the listed nominees. Seven will be elected to a two-year term:
	For Withhold		For Withhold		For Withhold
01 - James J. McNulty 02 - Terrence A. Duffy 03 - Daniel R. Glickman		04 - William P. Miller II 05 - James E. Oliff 06 - John F. Sandner		07 - Terry L. Savage
B Election of Class B-2 Director		C Election of 2004 Class B-2 Nominating Committee
2.	Select ONE of the following Class B-2 nominees to be elected to a two-year term to the Board of Directors. VOTE will be INVALID if your selection EXCEEDS ONE (1) FOR vote.	3. Select FIVE of the following Class B-2 nominees to be elected to the Class B-2 Nominating Committee for a one-year term. VOTE will be INVALID if your selection EXCEEDS FIVE (5) FOR votes.
	For Abstain		For Abstain
08 - Richard J. Appel 09 - David J. Wescott	10 - Samuel T. Bailey

11 - Denis P. Duffey

12 - Richard J. Duran

13 - William J. Higgins

14 - Michael T. Klemke

15 - Donald J. Lanphere, Jr.

16 - Frank N. Morgan

17 - Michael P. Mullins

18 - Steven D. Peake

19 - James P. Shannon
D. Issues Directors recommend a vote FOR the following proposals.
For Against Abstain
2.
Approval of the proposed amendment to the Chicago Mercantile Exchange Holdings Inc. Amended and Restated Omnibus Stock Plan. (Non-employee directors are not eligible to participate in the Plan). Before recommending approval of the proposed amendment, the Board considered a number of factors. Taking into account the proposed increase in the number of shares available for awards, approximately 4% of our common stock will be reserved for issuance under the Plan. The Board believes the percentage of outstanding shares subject to awards or reserved for issuance is less than in other comparable companies. Additionally, the Board believes the Plan, as amended, will allow us to provide reasonable equity incentives to our employees, although the resulting dilution will be significantly less than the potential dilution from equity awards at comparable companies. Additional information regarding the proposed amendment is contained in the Proxy Statement.
5.	Approval of the Annual Incentive Plan.	I PLAN TO ATTEND THE MEETING.
6.	Ratification of Ernst & Young LLP as independent auditors for 2003.

E      Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

6 U P X H H H P P P P 0016653

[LOGO]	000000 0000000000 0 0000
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext Holder Account Number C 1234567890 J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card For Class B-3 Common Stock (IOM)

30 South Wacker Drive
Chicago, Illinois 60606

This Proxy is solicited on behalf of the Board of Directors of Chicago Mercantile Exchange Holdings Inc. for the Annual Meeting of Shareholders on April 22, 2003

The undersigned appoints Terrence A. Duffy, James E. Oliff and William R. Shepard, or any of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Class B common stock of Chicago Mercantile Exchange Holdings Inc. held in the undersigned's name at the Annual Meeting of Shareholders to be held on April 22, 2003, at 3:30 p.m. at The Westin Chicago River North, 320 North Dearborn, Chicago, Illinois, or any adjournment thereof and, in the Proxies' discretion, to vote upon such other business as may properly come before the meeting, all as more fully set forth in the Proxy Statement related to such meeting, receipt of which is hereby acknowledged.

PLEASE SEE REVERSE SIDE

/*/                        5 U P X        H H H        P P P P        0016654

Internet and Telephone Voting Instructions
You can vote by telephone or Internet! Available 24 Hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Have this proxy card in hand when you call.

To vote using the Telephone (within U.S. and Canada)		To vote using the Internet
•	Call toll free 1-866-593-2346 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY
•	Enter the Holder Account Number (excluding the letter "C") and Proxy Access Number located below.	•	Enter the information requested on your computer screen and follow the simple instructions.
•	Please follow the simple recorded instructions.
To Vote by Mail
		•	Mark, sign and date the proxy card.
		•	Return the proxy card in the postage-paid envelope provided.
HOLDER ACCOUNT NUMBER C0123456789		PROXY ACCESS NUMBER 12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 12:00 midnight, Central Time, on April 21, 2003.
THANK YOU FOR VOTING

Holder Account Number C 1234567890      J N T

Proxy - Chicago Mercantile Exchange Holdings Inc.

A      Election of Directors      PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

1. Directors recommend a vote FOR the listed nominees. Seven will be elected to a two-year term:
		For Withhold		For Withhold		For Withhold
	01 - James J. McNulty 02 - Terrence A. Duffy 03 - Daniel R. Glickman		04 - William P. Miller II 05 - James E. Oliff 06 - John F. Sandner		07 - Terry L. Savage
B Election of Class B-3 Director
2.	Select ONE of the following Class B-3 nominees to be elected to a two-year term to the Board of Directors. VOTE will be INVALID if your selection EXCEEDS ONE (1) FOR vote.
For Abstain
08 - Thomas J. Esposito 09 - Gary M. Katler 10 - Leon C. Shender
C Issues Directors recommend a vote FOR the following proposals.
		For Against Abstain			For Against Abstain
2.	Approval of the proposed amendment to the Chicago Mercantile Exchange Holdings Inc. Amended and Restated Omnibus Stock Plan. (Non-employee directors are not eligible to participate in the Plan). Before recommending approval of the proposed amendment, the Board considered a number of factors. Taking into account the proposed increase in the number of shares available for awards, approximately 4% of our common stock will be reserved for issuance under the Plan. The Board believes the percentage of outstanding shares subject to awards or reserved for issuance is less than in other comparable companies. Additionally, the Board believes the Plan, as amended, will allow us to provide reasonable equity incentives to our employees, although the resulting dilution will be significantly less than the potential dilution from equity awards at comparable companies. Additional information regarding the proposed amendment is contained in the Proxy Statement.		4. 5.	Approval of the Annual Incentive Plan. Ratification of Ernst & Young LLP as independent auditors for 2003. I PLAN TO ATTEND THE MEETING.

D      Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

6 U P X H H H P P P P 0016654

[LOGO]	000000 0000000000 0 0000
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext Holder Account Number C 1234567890 J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card For Class B-4 Common Stock (GEM)

30 South Wacker Drive
Chicago, Illinois 60606

This Proxy is solicited on behalf of the Board of Directors of Chicago Mercantile Exchange Holdings Inc. for the Annual Meeting of Shareholders on April 22, 2003

The undersigned appoints Terrence A. Duffy, James E. Oliff and William R. Shepard, or any of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Class B common stock of Chicago Mercantile Exchange Holdings Inc. held in the undersigned's name at the Annual Meeting of Shareholders to be held on April 22, 2003, at 3:30 p.m. at The Westin Chicago River North, 320 North Dearborn, Chicago, Illinois, or any adjournment thereof and, in the Proxies' discretion, to vote upon such other business as may properly come before the meeting, all as more fully set forth in the Proxy Statement related to such meeting, receipt of which is hereby acknowledged.

PLEASE SEE REVERSE SIDE

/*/                        5 U P X        H H H        P P P P        0016655

Internet and Telephone Voting Instructions
You can vote by telephone or Internet! Available 24 Hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Have this proxy card in hand when you call.

To vote using the Telephone (within U.S. and Canada)			To vote using the Internet
•	Call toll free 1-866-593-2347 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.		•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY
•	Enter the Holder Account Number (excluding the letter "C") and Proxy Access Number located below.		•	Enter the information requested on your computer screen and follow the simple instructions.
•	Please follow the simple recorded instructions.
	Option 1:	To vote as the Board of Directors recommends on ALL proposals: Press 1.	To Vote by Mail
		When asked, please confirm your vote by pressing 1.	•	Mark, sign and date the proxy card.
	Option 2:	If you choose to vote on EACH proposal separately, press 0 and follow the simple recorded instructions.	•	Return the proxy card in the postage-paid envelope provided.
HOLDER ACCOUNT NUMBER C0123456789			PROXY ACCESS NUMBER 12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 12:00 midnight, Central Time, on April 21, 2003.
THANK YOU FOR VOTING

Holder Account Number C 1234567890      J N T

Proxy - Chicago Mercantile Exchange Holdings Inc.

A      Election of Directors      PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

1. Directors recommend a vote FOR the listed nominees. Seven will be elected to a two-year term:
	For Withhold		For Withhold		For Withhold
	01 - James J. McNulty 02 - Terrence A. Duffy 03 - Daniel R. Glickman	04 - William P. Miller II 05 - James E. Oliff 06 - John F. Sandner		07 - Terry L. Savage
B Issues Directors recommend a vote FOR the following proposals.
For Against Abstain
2.	Approval of the proposed amendment to the Chicago Mercantile Exchange Holdings Inc. Amended and Restated Omnibus Stock Plan. (Non-employee directors are not eligible to participate in the Plan). Before recommending approval of the proposed amendment, the Board considered a number of factors. Taking into account the proposed increase in the number of shares available for awards, approximately 4% of our common stock will be reserved for issuance under the Plan. The Board believes the percentage of outstanding shares subject to awards or reserved for issuance is less than in other comparable companies. Additionally, the Board believes the Plan, as amended, will allow us to provide reasonable equity incentives to our employees, although the resulting dilution will be significantly less than the potential dilution from equity awards at comparable companies. Additional information regarding the proposed amendment is contained in the Proxy Statement.
3.	Approval of the Annual Incentive Plan.
4.	Ratification of Ernst & Young LLP as independent auditors for 2003.

I PLAN TO ATTEND THE MEETING.

C      Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULLtitle.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

6 U P X H H H P P P P 0016655

QuickLinks

PROPOSAL 1 ELECTION OF DIRECTORS
Nominees for Equity Directors (Class A and Class B Shares Voting Together)
Nominees for Class B-1 Director (Class B-1 Shares Only)
Nominees for Class B-2 Director (Class B-2 Shares Only)
Nominees for Class B-3 Director (Class B-3 Shares Only)
Members of Our Board Not Standing for Election This Year
MEETINGS OF OUR BOARD AND BOARD COMMITTEES
DIRECTORS' COMPENSATION AND BENEFITS
EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
PROPOSAL 2 ELECTION OF CLASS B NOMINATING COMMITTEES
Nominees for Class B-1 Nominating Committee (Class B-1 Shares Only)
Nominees for Class B-2 Nominating Committee (Class B-2 Shares Only)
PROPOSAL 3 APPROVAL OF THE AMENDMENT TO THE CHICAGO MERCANTILE EXCHANGE HOLDINGS INC. AMENDED AND RESTATED OMNIBUS STOCK PLAN
PROPOSAL 4 APPROVAL OF THE CHICAGO MERCANTILE EXCHANGE HOLDINGS INC. ANNUAL INCENTIVE PLAN
PROPOSAL 5 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
REPORT OF THE AUDIT COMMITTEE
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Values at December 31, 2002(1)
Equity Compensation Plan Information
REPORT OF THE COMPENSATION COMMITTEE
PERFORMANCE GRAPH
CUMULATIVE TOTAL RETURN SINCE DECEMBER 6, 2002
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CERTAIN BUSINESS RELATIONSHIPS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING
AVAILABILITY OF FORM 10-K AND ANNUAL REPORT TO SHAREHOLDERS
PROXY SOLICITATION
CHICAGO MERCANTILE EXCHANGE HOLDINGS INC. AMENDED AND RESTATED OMNIBUS STOCK PLAN
ARTICLE 9 MISCELLANEOUS
CHICAGO MERCANTILE EXCHANGE HOLDINGS INC. ANNUAL INCENTIVE PLAN